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                                                                     EXHIBIT 4.5



                               DELPHI CORPORATION

                                       AND

                         BANK ONE, NATIONAL ASSOCIATION

                                     TRUSTEE





                                    INDENTURE





                           DATED AS OF _________, 2002





                          SUBORDINATED DEBT SECURITIES





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                                TABLE OF CONTENTS
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                                                                                                               PAGE

ARTICLE ONE DEFINITIONS...........................................................................................1

         SECTION 1.01. DEFINITIONS................................................................................1
         SECTION 1.02. NOTICE TO SECURITYHOLDERS.................................................................10

ARTICLE TWO ISSUE, EXECUTION, REGISTRATION AND EXCHANGE OF DEBT SECURITIES.......................................11

         SECTION 2.01. AMOUNT UNLIMITED; ISSUABLE IN SERIES......................................................11
         SECTION 2.02. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION...........................................14
         SECTION 2.03. FORM, EXECUTION, AUTHENTICATION, DELIVERY AND DATING OF DEBT SECURITIES...................14
         SECTION 2.04. DENOMINATIONS; RECORD DATE................................................................16
         SECTION 2.05. EXCHANGE AND REGISTRATION OF TRANSFER OF DEBT SECURITIES..................................17
         SECTION 2.06. TEMPORARY DEBT SECURITIES.................................................................18
         SECTION 2.07. MUTILATED, DESTROYED, LOST OR STOLEN DEBT SECURITIES......................................19
         SECTION 2.08. CANCELLATION..............................................................................20
         SECTION 2.09. COMPUTATION OF INTEREST...................................................................21
         SECTION 2.10. DEBT SECURITIES IN GLOBAL FORM............................................................21
         SECTION 2.11. MEDIUM-TERM SECURITIES....................................................................22
         SECTION 2.12. CUSIP NUMBERS.............................................................................22

ARTICLE THREE REDEMPTION OF DEBT SECURITIES......................................................................22

         SECTION 3.01. REDEMPTION OF DEBT SECURITIES.............................................................22
         SECTION 3.02. NOTICE OF REDEMPTION; SELECTION OF DEBT SECURITIES........................................23
         SECTION 3.03. PAYMENT OF DEBT SECURITIES CALLED FOR REDEMPTION..........................................24

ARTICLE FOUR PARTICULAR COVENANTS OF THE CORPORATION.............................................................25

         SECTION 4.01. PAYMENT OF PRINCIPAL, PREMIUM, INTEREST AND ADDITIONAL AMOUNTS............................25
         SECTION 4.02. OFFICES FOR NOTICES AND PAYMENTS, ETC.....................................................26
         SECTION 4.03. PROVISIONS AS TO PAYING AGENT.............................................................27
         SECTION 4.04. LUXEMBOURG PUBLICATIONS...................................................................28


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

         SECTION 4.05. STATEMENT BY OFFICERS AS TO DEFAULT.......................................................28

ARTICLE FIVE SECURITYHOLDER LISTS AND REPORTS BY THE CORPORATION AND THE TRUSTEE.................................28

         SECTION 5.01. SECURITYHOLDER LISTS......................................................................28
         SECTION 5.02. PRESERVATION AND DISCLOSURE OF LISTS......................................................29
         SECTION 5.03. REPORTS BY THE CORPORATION................................................................30
         SECTION 5.04. REPORTS BY THE TRUSTEE....................................................................31

ARTICLE SIX REMEDIES ON DEFAULT..................................................................................31

         SECTION 6.01. EVENTS OF DEFAULT.........................................................................31
         SECTION 6.02. PAYMENT OF DEBT SECURITIES ON DEFAULT; SUIT THEREFOR......................................34
         SECTION 6.03. APPLICATION OF MONIES COLLECTED BY TRUSTEE................................................36
         SECTION 6.04. PROCEEDINGS BY SECURITYHOLDERS............................................................37
         SECTION 6.05. REMEDIES CUMULATIVE AND CONTINUING........................................................37
         SECTION 6.06. DIRECTION OF PROCEEDINGS..................................................................38
         SECTION 6.07. NOTICE OF DEFAULTS........................................................................39
         SECTION 6.08. UNDERTAKING TO PAY COSTS..................................................................39

ARTICLE SEVEN CONCERNING THE TRUSTEE.............................................................................40

         SECTION 7.01. DUTIES AND RESPONSIBILITIES OF TRUSTEE....................................................40
         SECTION 7.02. RELIANCE ON DOCUMENTS, OPINIONS, ETC......................................................41
         SECTION 7.03. NO RESPONSIBILITY FOR RECITALS, ETC.......................................................42
         SECTION 7.04. OWNERSHIP OF DEBT SECURITIES OR COUPONS...................................................42
         SECTION 7.05. MONIES TO BE HELD IN TRUST................................................................42
         SECTION 7.06. COMPENSATION AND EXPENSES OF TRUSTEE......................................................42
         SECTION 7.07. OFFICERS' CERTIFICATE AS EVIDENCE.........................................................43
         SECTION 7.08. CONFLICTING INTEREST OF TRUSTEE...........................................................43
         SECTION 7.09. ELIGIBILITY OF TRUSTEE....................................................................43
         SECTION 7.10. RESIGNATION OR REMOVAL OF TRUSTEE.........................................................44
         SECTION 7.11. ACCEPTANCE BY SUCCESSOR TRUSTEE...........................................................45
         SECTION 7.12. SUCCESSOR BY MERGER, ETC..................................................................46
         SECTION 7.13. LIMITATIONS ON RIGHTS OF TRUSTEE AS CREDITOR..............................................47

ARTICLE EIGHT CONCERNING THE SECURITYHOLDERS.....................................................................47

         SECTION 8.01. ACTION BY SECURITYHOLDERS.................................................................47
         SECTION 8.02. PROOF OF EXECUTION BY SECURITYHOLDERS.....................................................47

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                                       ii

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
         SECTION 8.03. WHO ARE DEEMED ABSOLUTE OWNERS............................................................48
         SECTION 8.04. CORPORATION-OWNED DEBT SECURITIES DISREGARDED.............................................48
         SECTION 8.05. REVOCATION OF CONSENTS; FUTURE SECURITYHOLDERS BOUND......................................49
         SECTION 8.06. SECURITIES IN A FOREIGN CURRENCY..........................................................49

ARTICLE NINE SECURITYHOLDERS' MEETINGS...........................................................................50

         SECTION 9.01. PURPOSES OF MEETINGS......................................................................50
         SECTION 9.02. CALL OF MEETINGS BY TRUSTEE...............................................................51
         SECTION 9.03. CALL OF MEETINGS BY CORPORATION OR SECURITYHOLDERS........................................51
         SECTION 9.04. QUALIFICATION FOR VOTING..................................................................52
         SECTION 9.05. REGULATIONS...............................................................................52
         SECTION 9.06. VOTING....................................................................................53

ARTICLE TEN SUPPLEMENTAL INDENTURES..............................................................................53

         SECTION 10.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF SECURITYHOLDERS...............................53
         SECTION 10.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF SECURITYHOLDERS..................................55
         SECTION 10.03. COMPLIANCE WITH TRUST INDENTURE ACT; EFFECT OF SUPPLEMENTAL INDENTURES...................56
         SECTION 10.04. NOTATION ON DEBT SECURITIES..............................................................56

ARTICLE ELEVEN CONSOLIDATION, MERGER, SALE OR CONVEYANCE.........................................................57

         SECTION 11.01. CORPORATION MAY CONSOLIDATE, ETC., ON CERTAIN TERMS......................................57
         SECTION 11.02. SUCCESSOR CORPORATION SUBSTITUTED........................................................57
         SECTION 11.03. CERTIFICATE TO TRUSTEE...................................................................58

ARTICLE TWELVE SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONIES.........................................58

         SECTION 12.01. DISCHARGE OF INDENTURE...................................................................58
         SECTION 12.02. SATISFACTION, DISCHARGE AND DEFEASANCE OF DEBT SECURITIES OF ANY SERIES..................59
         SECTION 12.03. DEPOSITED MONIES TO BE HELD IN TRUST BY TRUSTEE..........................................60
         SECTION 12.04. PAYING AGENT TO REPAY MONIES HELD........................................................60
         SECTION 12.05. RETURN OF UNCLAIMED MONIES...............................................................61


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                                      iii


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
ARTICLE THIRTEEN IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS.................................61

         SECTION 13.01. INDENTURE AND DEBT SECURITIES SOLELY CORPORATE OBLIGATIONS...............................61

ARTICLE FOURTEEN MISCELLANEOUS PROVISIONS........................................................................62

         SECTION 14.01. BENEFITS OF INDENTURE RESTRICTED TO PARTIES AND SECURITYHOLDERS..........................62
         SECTION 14.02. PROVISIONS BINDING ON CORPORATION'S SUCCESSORS...........................................62
         SECTION 14.03. ADDRESSES FOR NOTICES, ETC...............................................................62
         SECTION 14.04. EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.........................................62
         SECTION 14.05. LEGAL HOLIDAYS...........................................................................63
         SECTION 14.06. TRUST INDENTURE ACT TO CONTROL...........................................................63
         SECTION 14.07. EXECUTION IN COUNTERPARTS................................................................63
         SECTION 14.08. NEW YORK CONTRACT........................................................................63
         SECTION 14.09. JUDGMENT CURRENCY........................................................................63
         SECTION 14.10. SEVERABILITY OF PROVISIONS...............................................................64
         SECTION 14.11. CORPORATION RELEASED FROM INDENTURE REQUIREMENTS UNDER CERTAIN CIRCUMSTANCES.............64

ARTICLE FIFTEEN SINKING FUNDS....................................................................................64

         SECTION 15.01. APPLICABILITY OF ARTICLE.................................................................64
         SECTION 15.02. SATISFACTION OF SINKING FUND PAYMENTS WITH DEBT SECURITIES...............................65
         SECTION 15.03. REDEMPTION OF DEBT SECURITIES FOR SINKING FUND...........................................65

ARTICLE SIXTEEN REPAYMENT AT THE OPTION OF HOLDERS...............................................................66

         SECTION 16.01. APPLICABILITY OF ARTICLE.................................................................66
         SECTION 16.02. REPAYMENT OF DEBT SECURITIES.............................................................66
         SECTION 16.03. EXERCISE OF OPTION; NOTICE...............................................................66
         SECTION 16.04. ELECTION OF REPAYMENT BY REMARKETING ENTITIES............................................67
         SECTION 16.05. DEBT SECURITIES PAYABLE ON THE REPAYMENT DATE............................................68

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                                       iv


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
ARTICLE SEVENTEEN SUBORDINATION OF DEBT SECURITIES...............................................................68

         SECTION 17.01. DEBT SECURITIES SUBORDINATE TO SENIOR DEBT...............................................68
         SECTION 17.02. TRUSTEE AND HOLDERS OF DEBT SECURITIES MAY RELY ON CERTIFICATE OF LIQUIDATING
                  AGENT; TRUSTEE MAY REQUIRE FURTHER EVIDENCE AS TO OWNERSHIP OF SENIOR DEBT; TRUSTEE
                  NOT FIDUCIARY TO HOLDERS OF SENIOR DEBT........................................................71
         SECTION 17.03. PAYMENT PERMITTED IF NO DEFAULT..........................................................72
         SECTION 17.04. TRUSTEE NOT CHARGED WITH KNOWLEDGE OF PROHIBITION........................................72
         SECTION 17.05. TRUSTEE TO EFFECTUATE SUBORDINATION......................................................73
         SECTION 17.06. RIGHTS OF TRUSTEE AS HOLDER OF SENIOR DEBT...............................................73
         SECTION 17.07. ARTICLE APPLICABLE TO PAYING AGENTS......................................................73
         SECTION 17.08. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE CORPORATION OR
                  HOLDERS OF SENIOR DEBT.........................................................................73

ARTICLE EIGHTEEN CONVERSION OF CONVERTIBLE SECURITIES............................................................74

         SECTION 18.01. APPLICABILITY OF ARTICLE.................................................................74
         SECTION 18.02. RIGHT TO CONVERT.........................................................................74
         SECTION 18.03. EXERCISE OF CONVERSION PRIVILEGE; DELIVERY OF COMMON STOCK ON CONVERSION; NO
                  ADJUSTMENT FOR INTEREST OR DIVIDENDS...........................................................74
         SECTION 18.04. CASH PAYMENTS IN LIEU OF FRACTIONAL SHARES...............................................76
         SECTION 18.05. CONVERSION PRICE.........................................................................76
         SECTION 18.06. ADJUSTMENT TO CONVERSION PRICE...........................................................76
         SECTION 18.07. EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE................................80
         SECTION 18.08. TAXES ON SHARES ISSUED...................................................................80
         SECTION 18.09. SHARES TO BE FULLY PAID; COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS; LISTING OF
                  COMMON STOCK...................................................................................81
         SECTION 18.10. TRUSTEE NOT RESPONSIBLE..................................................................81
         SECTION 18.11. NOTICE TO HOLDERS PRIOR TO CERTAIN ACTIONS...............................................81
         SECTION 18.12. COVENANT TO RESERVE SHARES...............................................................82

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                                       v


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         The following is a comparison of provisions of Trust Indenture Act of
1939 with Indenture dated as of __________, 2002, between DELPHI CORPORATION and BANK ONE, NATIONAL ASSOCIATION as Trustee;


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                           SECTION OF ACT                            SECTION OF INDENTURE

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
                              310(a)(1), (2)and (5)                                 7.09
                              310(a)(3) and (4)                           Not applicable
                              310(b)                                                7.08
                              310(c)                                      Not applicable
                              311(a) and (b)                                        7.13
                              311(c)                                      Not applicable
                              312(a)                                    5.01 and 5.02(a)
                              312(b) and (c)                             5.02(b) and (c)
                              313(a) and (b)                                     5.04(a)
                              313(c)                                             5.04(a)
                              313(d)                                             5.04(b)
                              314(a)                                                5.03
                              314(b)                                      Not applicable
                              314(c)(1) and (2)                                    14.04
                              314(c)(3)                                   Not applicable
                              314(d)                                      Not applicable
                              314(e)                                               14.04
                              315(a), (c) and (d)                                   7.01
                              315(b)                                                6.07
                              315(e)                                                6.08
                              316(a)(1)                                             6.06
                              316(a)(2)                                          Omitted
                              316(a) last sentence                                  8.04
                              316(b)                                                6.04
                              316(c)                                                9.02
                              317(a)                                                6.02
                              317(b)                                                4.03
                              318(a)                                               14.06

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This tie-sheet is not part of the Indenture as executed.





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         THIS INDENTURE, dated as of the _____day of __________, 2002 between
DELPHI CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter sometimes called the "Corporation"), party of the first part, and BANK ONE, NATIONAL ASSOCIATION, a banking association duly incorporated and existing under the laws of the United States of America, as trustee hereunder (hereinafter sometimes called the "Trustee," which term shall include any successor trustee appointed pursuant to Article Seven).

                                   WITNESSETH:

         WHEREAS, the Corporation deems it necessary or appropriate to issue from time to time for its lawful purposes securities (hereinafter called the "Debt Securities" or, in the singular, "Debt Security") evidencing its unsecured indebtedness and has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Debt Securities in one or more series, unlimited as to principal amount, to bear such rates of interest, to mature at such time or times and to have such other provisions as shall be established as hereinafter provided; and

         WHEREAS, the Corporation represents that all acts by it necessary to constitute a valid indenture and agreement according to its terms have been done and performed, and the execution of this Indenture has in all respects been duly authorized by the Corporation, and the Corporation, in the exercise of legal rights and power in it vested, is executing this Indenture;

         NOW, THEREFOR: In order to declare the terms and conditions upon which the Debt Securities are authenticated, issued and received, and in consideration of the premises, of the purchase and acceptance of the Debt Securities by the Holders thereof and of the sum of one dollar to it duly paid by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Corporation covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Debt Securities, as follows:

                                  ARTICLE ONE

                                  DEFINITIONS

SECTION 1.01. DEFINITIONS. The terms defined in this Section (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 or which are by reference therein defined in the Securities Act of 1933, as amended, shall have the meanings (except as herein otherwise expressly provided or unless the context otherwise clearly requires) assigned to

                                       1



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such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole, including the Exhibits to this instrument, and not to any particular Article, Section or other subdivision. Certain terms used wholly or principally within an Article of this Indenture may be defined in that Article.

ADDITIONAL AMOUNTS:

         The term "Additional Amounts" shall mean any additional amounts which are required by a Debt Security or by or pursuant to a Board Resolution under circumstances specified therein, to be paid by the Corporation in respect of certain taxes, assessments or governmental charges imposed on certain Holders of Debt Securities and which are owing to such Holders of Debt Securities.

AFFILIATE:

         The term "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

AUTHORIZED NEWSPAPER:

         The term "Authorized Newspaper" shall mean a newspaper in an official language of the country of publication of general circulation in the place in connection with which the term is used. If it shall be impracticable in the opinion of the Trustee to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.

BOARD OF DIRECTORS:

         The term "Board of Directors" shall mean the Board of Directors of the Corporation or the Executive Committee or Finance Committee of the Corporation or any committee established by the Board of Directors.

BOARD RESOLUTION:

         The term "Board Resolution" shall mean a resolution certified by the Secretary or an Assistant Secretary of the Corporation to have been duly adopted by the Board of

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Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

BUSINESS DAY:

         The term "Business Day" shall mean, with respect to any Debt Security, a day (other than a Saturday or Sunday) that in the city (or in any of the cities, if more than one) in which amounts are payable as specified on the face of the form of such Debt Security, is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close.

CLEARSTREAM:

         The term "Clearstream" means Clearstream Banking, Luxemborg, societe anonyme.

CLOSING PRICE:

         The term "Closing Price" has the meaning specified in Section 18.06(d).

COMMISSION:

         The term "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

COMMON STOCK:

         The term "Common Stock" means when used with reference to the capital stock of the Corporation, the class of stock which, at the date of execution of this Indenture, is designated as common stock of the Corporation and stock of any class or classes into which such common stock or any such other class may thereafter be changed or reclassified.

CONVERSION PRICE:

         The term "Conversion Price" has the meaning specified in Section 18.05.

CONVERTIBLE SECURITIES:

         The term "Convertible Securities" means any series of Debt Securities that are designated as such pursuant to Section 2.01.

CORPORATE TRUST OFFICE:

         The term "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 1111 Polaris Parkway, Mail Suite OH1-0181, Columbus, Ohio 43240, except that, with respect to presentation of Debt Securities for payment or registration of transfers and exchanges and the location of the Security Registrar, such term means the office or agency of the Trustee located at 55 Water Street, 1st Floor, Jeannette Park Entrance, New York, New York 10041.

CORPORATION:

         The term "Corporation" shall mean the person named as the "Corporation" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Corporation" shall mean such successor corporation.

CORPORATION ORDER:

         The term "Corporation Order" shall mean any request, order or confirmation to the Trustee signed by a person designated pursuant to Section 2.03, which may be transmitted by telex, by telecopy or in writing.

COUPON:

         The term "Coupon" shall mean any interest coupon appertaining to a Debt Security.

COUPON SECURITY:

         The term "Coupon Security" shall mean any Debt Security authenticated and delivered with one or more Coupons appertaining thereto.

CURRENCY:

         The term "Currency" means dollars or foreign currency.

DEBT SECURITIES:

         The term "Debt Securities" shall have the meaning stated in the first recital of this Indenture and more particularly means any Debt Securities authenticated and delivered under this Indenture.

DEPOSITORY:

         The term "Depository" shall mean, with respect to the Debt Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depository by the Corporation pursuant to Section 2.01 until a successor Depository shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depository" shall mean or include each Person who is then a Depository hereunder, and if at any time there is more than one such Person, "Depository" as used with respect to the Debt Securities of any such series shall mean the Depository with respect to the Debt Securities of that series.

 EVENT OF DEFAULT:

         The term "Event of Default" shall mean any event specified as such in
Section 6.01.

GLOBAL SECURITY:

         The term "Global Security" shall mean a Registered Security or an Unregistered Security evidencing all or part of a series of Debt Securities issued to the Depository for such series in accordance with Section 2.03.

HOLDER:

         The terms "Holder," "Holder of Debt Securities," "Securityholder" or other similar terms, shall mean (a) in the case of any Registered Security, the person in whose name at the time such Debt Security is registered on the registration books kept for that purpose in accordance with the terms hereof, and (b) in the case of any Unregistered Security, the bearer of such Debt Security.

INDENTURE:

         The term "Indenture" shall mean this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

INTEREST PAYMENT DATE:

         The term "Interest Payment Date" when used with respect to any Debt Security, means the Stated Maturity of an installment of interest on such Debt Security.

ISSUE DATE:

         The term "Issue Date" shall mean, with respect to any Debt Security, whether evidenced by a Registered Security or an Unregistered Security, the date such Debt Security is authenticated pursuant to Section 2.03.

MATURITY DATE:

         The term "Maturity Date" when used with respect to any Debt Security, shall mean the date on which the principal of such Debt Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration or acceleration, call for redemption or exchange, prepayment at the option of the Holder or otherwise.

OFFICERS' CERTIFICATE:

         The term "Officers' Certificate" shall mean a certificate signed on behalf of the Corporation (and without personal liability), and complying with
Section 14.04, by the Chairman of the Board of Directors or the President or any Vice President or the Treasurer and by the Secretary or any Assistant Secretary or, if the other signatory is other than the Treasurer, any Assistant Treasurer of the Corporation.

OPINION OF COUNSEL:

         The term "Opinion of Counsel" shall mean an opinion in writing, complying with Section 14.04, signed by legal counsel who may be an employee of or counsel to the Corporation or who may be other counsel acceptable to the Trustee.

ORIGINAL ISSUE DISCOUNT SECURITIES:

         The term "Original Issue Discount Securities" shall mean any Debt Securities that are initially sold at a discount from the principal amount thereof and that provide upon an Event of Default for declaration of an amount less than the principal amount thereof to be due and payable upon acceleration thereof.

OUTSTANDING:

         The term "outstanding" when used with reference to Debt Securities, shall, subject to the provisions of Section 8.01, Section 8.04 and Section 8.06, mean, as of any particular time, all Debt Securities authenticated and delivered by the Trustee under this Indenture, except

                  (a) Debt Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Debt Securities, or portions thereof, for the payment or redemption of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Corporation) or shall have been set aside and segregated in trust by the Corporation (if the Corporation shall act as its own Paying Agent), provided, that if such Debt Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as provided in Article Three, or provisions satisfactory to the Trustee shall have been made for giving such notice; and

                  (c) Debt Securities in lieu of and in substitution for which other Debt Securities shall have been authenticated and delivered pursuant to the terms of Article Two, unless proof satisfactory to the Trustee is presented that any such Debt Securities are held by bona fide Holders in due course.

PAYING AGENT:

         The term "Paying Agent" shall mean initially Bank One, National Association and, subsequently, any other paying agent appointed by the Corporation from time to time in respect of the Debt Securities.

PERSON:

         The term "person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company trust or other entity, unincorporated organization or government or any agency or political subdivision thereof.

PLACE OF PAYMENT:

         The term "Place of Payment," when used with respect to the Debt Securities of any series, means the place or places where the principal of (and premium, if any) and interest, if any, (and Additional Amounts, if any) on the Debt Securities of that series are payable.

REDEMPTION DATE:

         The term "Redemption Date," when used with respect to any Debt Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

REDEMPTION PRICE:

         The term "Redemption Price," when used with respect to any Debt Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

REGISTERED SECURITY:

         The term "Registered Security" shall mean any Debt Security registered on the Security registration books of the Corporation.

REGULAR RECORD DATE:

         The term "Regular Record Date" for the interest payable on any Interest Payment Date on the Debt Securities of any series means the date specified for that purpose as contemplated by Sections 2.01 and 2.04.

REMARKETING ENTITY:

         The term "Remarketing Entity", when used with respect to Debt Securities of any series that are repayable at the option of the Holders thereof before their Stated Maturity, means any person designated by the Corporation to purchase any such Debt Securities.

REPAYMENT DATE:

         The term "Repayment Date", when used with respect to any Debt Security to be repaid upon exercise of option for repayment by the Holder, means the date fixed for such repayment pursuant to this Indenture.

REPAYMENT PRICE:

         The term "Repayment Price", when used with respect to any Debt Security to be repaid upon exercise of option for repayment by the Holder, means the price at which it is to be repaid pursuant to this Indenture.

RESPONSIBLE OFFICER:

         The term "responsible officer" when used with respect to the Trustee shall mean any officer assigned by the Trustee to administer its corporate trust matters.

RIGHTS:

         The term "Rights" has the meaning specified in Section 18.06(c).

SECURITY REGISTER AND SECURITY REGISTRAR:

         The term "Security Register" and "Security Registrar" shall have the respective meanings specified in Section 2.05.

SENIOR DEBT:

         The term "Senior Debt" means any obligation of the Corporation to its creditors whether now outstanding or subsequently incurred other than (i) any obligation as to which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligation is not Senior Debt, (ii) obligations evidenced by the Debt Securities, and (iii) obligations that are expressly stated in the terms of the Debt Securities (or in this Indenture, any indenture supplement, or any Officers' Certificate delivered under Section 2.01 hereof with respect to such Debt Securities) not to be Senior Debt.

SIGNIFICANT SUBSIDIARY:

         The term "Significant Subsidiary" shall mean any Subsidiary of the Corporation that, at any time, has at least 5% of the consolidated revenues of the Corporation and its Subsidiaries at such time as reflected in the most recent annual audited consolidated financial Statements of the Corporation.

STATED MATURITY:

         The term "Stated Maturity" when used with respect to any Debt Security or any installment of interest thereon, means the date specified in such Debt Security or a Coupon representing such installment of interest as the fixed date on which the principal of such Debt Security or such installment of interest is due and payable.

SUBSIDIARY:

         The term "Subsidiary" shall mean any corporation or other entity of which at least a majority of the outstanding stock or other beneficial interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other governing body of such corporation or other entity (irrespective of whether or not at the time stock or other beneficial interests of another class or classes of such corporation or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time owned by the Corporation, or by one or more Subsidiaries, or by the Corporation and one or more Subsidiaries.

TRUST INDENTURE ACT OF 1939:

         The term "Trust Indenture Act of 1939" shall mean the Trust Indenture Act of 1939, as amended.

UNITED STATES:

         The term "United States" shall mean the United States of America (including the states thereof and the District of Columbia) and its possessions (including the Commonwealth of Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands).

UNREGISTERED SECURITY:

         The term "Unregistered Security" shall mean any Debt Security other than a Registered Security.

U.S. DOLLAR:

         The term "U.S. Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

SECTION 1.02. NOTICE TO SECURITYHOLDERS. Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Debt Securities of any event, such notice shall be sufficiently given if in writing and mailed, first class, postage prepaid, to each Holder at such Holder's address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for such notice.

         Neither the failure to mail such notice nor any defect in any notice so mailed to any particular Holder of a Debt Security shall affect the sufficiency of such notice with respect to other Holders of Debt Securities.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Debt Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                                  ARTICLE TWO

                       ISSUE, EXECUTION, REGISTRATION AND
                           EXCHANGE OF DEBT SECURITIES

SECTION 2.01. AMOUNT UNLIMITED; ISSUABLE IN SERIES. The aggregate principal amount of Debt Securities that may be authenticated and delivered under this Indenture is unlimited.

         The Debt Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Debt Securities of any series:

                  (1) the designation of the Debt Securities of the series (which shall distinguish the Debt Securities of the series from all other Debt Securities);

                  (2) any limit upon the aggregate principal amount of the Debt Securities of the series which may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debt Securities of the series pursuant to Section 2.05, 2.06, 2.07, 3.02, 10.04, 16.03, or 18.03);

                  (3) the date or dates on which the principal of the Debt Securities of the series is payable;

                  (4) the rate or rates, which may be fixed or variable, at which the Debt Securities of the series shall bear interest, if any, and if the rate or rates are variable, the manner of calculation thereof, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and, in the case of Registered Securities, the Regular Record Date for the determination of Holders of such Debt Securities to whom interest is payable on any Interest Payment Date;

                  (5) the place or places (in addition to such place or places specified in this Indenture) where the principal of (and premium, if any), interest, if any, and Additional Amounts, if any, on Debt Securities of the series shall be payable;

                  (6) the right, if any, of the Corporation to redeem Debt Securities of the Series, in whole or in part, at its option and the period or periods within which, the price or prices at which and the terms and conditions upon which Debt Securities of the series may be redeemed pursuant to any sinking fund or otherwise;

                  (7) the obligation, if any, of the Corporation to redeem, purchase or repay Debt Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Debt Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                  (8) if other than U.S. Dollars, the currency or currencies, including Euros, in which the Debt Securities of the series shall be denominated and in which payments of principal of (premium, if any), interest, if any, and Additional Amounts, if any, payable with respect to such Debt Securities shall or may be payable; the manner in which such currency or currencies will be determined; and if the principal of (and premium, if any), interest, if any, and Additional Amounts, if any, on the Debt Securities of such series are to be payable, at the election of the Corporation or a Holder thereof, in a currency or currencies, other than that or those in which the Debt Securities are stated to be payable, the currency or currencies in which payment of the principal of (and premium, if any), interest, if any, and Additional Amounts, if any, on Debt Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

                  (9) if the amount of principal of and interest on the Debt Securities of the series may be determined with reference to an index based on a currency or currencies other than that in which the Debt Securities of the series are denominated, the manner in which such amounts shall be determined;

                  (10) the denominations in which Debt Securities of the series shall be issuable, if other than U.S. $1,000 or integral multiples thereof, with respect to Registered Securities, and denominations of U.S. $1,000 and U.S. $5,000 for Unregistered Securities;

                  (11) if other than the principal amount thereof, the portion of the principal amount of Debt Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof or which the Trustee shall be entitled to claim pursuant to Section 6.02;

                  (12) whether the Debt Securities of the series will be issuable as Registered Securities or Unregistered Securities (with or without Coupons), or both, any restrictions applicable to the offer, sale or delivery of Unregistered Securities and, if other than as provided for in Section 2.05, the terms upon which Unregistered Securities of the series may be exchanged for Registered Securities of such series and vice versa; and whether the Debt Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depository for such Global Security or Debt Securities and whether any Global Securities of the series are to be issuable initially in temporary form and whether any Global Securities of the series are to be issuable in definitive form with or without Coupons and, if so, whether beneficial owners of interests in any such definitive Global Security may exchange such interests for Debt

Securities of such series and of like tenor of any authorized form and denomination, and the circumstances under which and the place or places where any such exchanges may occur, if other than in the manner provided in Section 2.05;

                  (13) whether and under what circumstances the Corporation will pay Additional Amounts on the Debt Securities of the series in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Corporation will have the option to redeem such Debt Securities rather than pay such Additional Amounts;

                  (14) the provisions, if any, for the defeasance of the Debt Securities of the series;

                  (15) if the Debt Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Debt Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

                  (16) except as otherwise provided herein, any trustees, depositories, authenticating or paying agents, transfer agents, registrars or any other agents with respect to the Debt Securities of such series;

                  (17) the percentage of their principal amount at which the Debt Securities will be issued;

                  (18) any securities exchanges on which the Debt Securities will be listed;

                  (19) whether the Debt Securities of the series are Convertible Securities and the terms related thereto including the Conversion Price and the date on which the right to convert expires; and

                  (20) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

         All Debt Securities of any one series shall be substantially identical except (i) as to denomination, (ii) that Debt Securities of any series may be issuable as either Registered Securities or Unregistered Securities and (iii) as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or any Assistant Secretary of the Corporation and delivered to the Trustee at the same time as or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

SECTION 2.02. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. The Trustee's certificate of authentication shall be in the following form:

                {FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION}

         This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                 Bank One, National Association,
                                                 as Trustee,

                                                 By:____________________________
                                                         Authorized Signatory

SECTION 2.03. FORM, EXECUTION, AUTHENTICATION, DELIVERY AND DATING OF DEBT SECURITIES. The Debt Securities of each series and the Coupons, if any, to be attached thereto, shall be in the forms approved from time to time by or pursuant to a Board Resolution, or established in one or more indentures supplemental hereto, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which the Debt Securities may be listed, or to conform to usage.

         Each Debt Security and Coupon shall be executed on behalf of the Corporation by its Chairman of the Board of Directors or the President or any Vice President or its Treasurer and the Secretary or any Assistant Secretary, or, if the other signatory is other than the Treasurer, any assistant Treasurer, under its Corporate seal. Such signatures may be the manual or facsimile signatures of the present or any future such officers. The seal of the Corporation may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Debt Securities.

         Each Debt Security and Coupon bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debt Security, or the Debt Security to which such Coupon appertains. At any time and from time to time after the execution and delivery of this Indenture, the Corporation may deliver Debt Securities of any series executed by the Corporation and, in the case of Coupon Securities, having attached thereto appropriate Coupons, to the Trustee for authentication, together with a

Corporation Order for the authentication and delivery of such Debt Securities, and the Trustee in accordance with such Corporation Order shall authenticate and deliver such Debt Securities. If the form or terms of the Debt Securities or Coupons of the series have been established in or pursuant to one or more Board Resolutions as permitted by this Section and Section 2.01, in authenticating such Debt Securities and accepting the additional responsibilities under this Indenture in relation to such Debt Securities, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating:

                  (a) if the form of such Debt Securities or Coupons has been established by or pursuant to Board Resolution as permitted by Section 2.01, that such form has been established in conformity with the provisions of this Indenture;

                  (b) if the terms of such Debt Securities have been established by or pursuant to Board Resolution as Permitted by Section 2.01, that such terms have seen established in conformity with the provisions of this Indenture; and

                  (c) that each such Debt Security and Coupon, when authenticated and delivered by the Trustee and issued by the Corporation in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Corporation, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles, whether applied in a proceeding at law or in equity. If such form or terms have been so established, the Trustee shall not be required to authenticate such Debt Securities if the issue of such Debt Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Debt Securities and the Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.

         Every Registered Security shall be dated the date of its authentication. Each Unregistered Security shall be dated as provided in or pursuant to the Board Resolution or supplemental indenture referred to in
Section 2.01 or, if no such terms are specified, the date of its original issuance.

         No Debt Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debt Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Debt Security shall be conclusive evidence, and the only evidence, that such Debt Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Debt Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Corporation, and the Corporation shall deliver such Debt Security to the Trustee for cancellation as provided in Section 2.08 together with a written statement (which need not comply with Section 14.04 and need not be accompanied by an Opinion of Counsel) stating that such Debt Security has never been issued and sold by the Corporation, for all purposes of this Indenture such Debt Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         If the Corporation shall establish pursuant to Section 2.01 that the Debt Securities of a series are to be issued in whole or in part in the form of a Global Security, then the Corporation shall execute and the Trustee shall in accordance with this Section and the Corporation Order with respect to such series authenticate and deliver the Global Security that (i) shall represent and shall be denominated in an aggregate amount equal to the aggregate principal amount of outstanding Debt Securities of such series to be represented by the Global Security, (ii) shall be registered, if in registered form, in the name of the Depository for such Global Security or the nominee of such Depository, and
(iii) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instructions.

         Each Depository designated pursuant to Section 2.01 for a Global Security in registered form must, at the time of its designation and at all times while it serves as Depository, be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation.

SECTION 2.04. DENOMINATIONS; RECORD DATE. The Debt Securities shall be issuable as Registered Securities or Unregistered Securities in such denominations as may be specified as contemplated in Section 2.01. In the absence of any such specification with respect to any series, such Debt Securities shall be issuable in the denomination contemplated by Section 2.01.

         The term "record date" as used with respect to an Interest Payment Date (except a date for payment of defaulted interest) shall mean such day or days as shall be specified in the terms of the Registered Securities of any particular series as contemplated by Section 2.01; provided, however, that in the absence of any such provisions with respect to any series, such term shall mean (1) the last day of the calendar month next preceding such Interest Payment Date if such Interest Payment Date is the fifteenth day of a calendar month; or (2) the fifteenth day of a calendar month next preceding such Interest Payment Date if such Interest Payment Date is the first day of the calendar month.

         The person in whose name any Registered Security is registered at the close of business on the Regular Record Date with respect to an Interest Payment Date shall be entitled to receive the interest payable and Additional Amounts, if any, payable on such Interest Payment Date notwithstanding the cancellation of such Registered Security upon any transfer or exchange thereof subsequent to such Regular Record Date and prior to such Interest Payment Date; provided, however, that if and to the extent the Corporation shall default in the payment of the interest and Additional Amounts, if any, due on such Interest Payment Date, such defaulted interest and Additional Amounts, if any, shall be paid to the persons in whose names outstanding Registered Securities are registered on a subsequent record date established by notice given by mail by or on behalf of the Corporation to the Holders of Debt Securities of the series in default not less than fifteen days preceding such subsequent record date, such record date to be not less than five days preceding the date of payment of such defaulted interest.

SECTION 2.05. EXCHANGE AND REGISTRATION OF TRANSFER OF DEBT SECURITIES. Registered Securities of any series may be exchanged for a like aggregate principal amount of Registered Securities of other authorized denominations of such series. Registered Securities to be exchanged shall be surrendered at the office or agency to be designated and maintained by the Corporation for such purpose in the Borough of Manhattan, The City of New York, in accordance with the provisions of Section 4.02, and the Corporation shall execute and register and the Trustee shall authenticate and deliver in exchange therefor the Registered Security or Registered Securities that the Holder making the exchange shall been titled to receive.

         If the Debt Securities of any series are issued in both registered and unregistered form, except as otherwise specified pursuant to Section 2.01, at the option of the Holder thereof, Unregistered Securities of any series may be exchanged for Registered Securities of such series of any authorized denominations and of a like aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Corporation that shall be maintained for such purpose in accordance with Section 4.02, with, in the case of Unregistered Securities that are Coupon Securities, all unmatured Coupons and all matured Coupons in default thereto appertaining. At the option of the Holder thereof, if Unregistered Securities of any series are issued in more than one authorized denomination, except as otherwise specified pursuant to
Section 2.01, such Unregistered Securities may be exchanged for Unregistered Securities of such series of other authorized denominations and of a like aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Corporation that shall be maintained for such purpose in accordance with Section 4.02 or as specified pursuant to Section 2.01, with, in the case of Unregistered Securities that are Coupon Securities, all unmatured Coupons and all matured Coupons in default thereto appertaining. Unless otherwise specified pursuant to Section 2.01, Registered Securities of any series may not be exchanged for Unregistered Securities of such series. Whenever any Debt Securities are so surrendered for exchange the Corporation shall execute, and the Trustee shall authenticate and deliver, the Debt Securities that the Holder making the exchange is entitled to receive.

         The Corporation or its designated agent (the "Security Registrar") shall keep, at such office or agency, a Security Register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Corporation shall register Debt

Securities and shall register the transfer of Registered Securities as provided in this Article Two. The Security Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the Security Register shall be open for inspection by the Trustee. Upon due presentment for registration of transfer of any Registered Security of a particular series at such office or agency, the Corporation shall execute and the Corporation or the Security Registrar shall register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Registered Securities of such series for an equal aggregate principal amount.

         Unregistered Securities (except for any temporary bearer Debt Securities) and Coupons shall be transferable by delivery.

         All Debt Securities presented for registration of transfer or for exchange, redemption or payment, as the case may be, shall (if so required by the Corporation or the Trustee) be duly endorsed by, or be accompanied by, a written instrument or instruments of transfer in form satisfactory to the Corporation and the Trustee duly executed by the Holder or his, her or its attorney duly authorized in writing.

         No service charge shall be made for any exchange or registration of transfer of Registered Securities, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Corporation shall not be required to exchange or register a transfer of (a) any Registered Securities of any series for a period of fifteen days next preceding any selection of Registered Securities of such series to be redeemed, or (b) any Debt Security of any such series selected for redemption except in the case of any such series to be redeemed in part, the portion thereof not to be so redeemed.

         Notwithstanding anything herein or in the terms of any series of Debt Securities to the contrary, neither the Corporation nor the Trustee (which shall rely on an Officers' Certificate and an Opinion of Counsel) shall be required to exchange any Unregistered Security for a Registered Security if such exchange would result in adverse Federal income tax consequences to the Corporation (including the inability of the Corporation to deduct from its income, as computed for Federal income tax purposes, the interest payable on any Debt Securities) under then applicable United States Federal income tax laws.

SECTION 2.06. TEMPORARY DEBT SECURITIES. Pending the preparation of definitive Debt Securities of any series, the Corporation may execute and on receipt of a Corporation Order the Trustee shall authenticate and deliver temporary Debt Securities of such series (printed or lithographed). Temporary Debt Securities of any series shall be issuable in any authorized denominations, and in the form approved from time to time by or pursuant to a Board Resolution but with such omissions, insertions and variations as may be appropriate for temporary Debt Securities, all as may be determined by the Corporation. Every temporary Debt Security shall be executed by the Corporation and authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Debt Securities. Without unnecessary delay the Corporation shall execute and furnish definitive Debt Securities of such series and thereupon any or all temporary Registered Securities of such series may be surrendered in exchange therefor without charge at the office or agency to be designated and maintained by the Corporation for such purpose in the Borough of Manhattan, The City of New York, in accordance with the provisions of Section 4.02 and in the case of Unregistered Securities at any agency maintained by the Corporation for such purpose as specified pursuant to Section 2.01, and the Trustee shall authenticate and deliver in exchange for such temporary Debt Securities an equal aggregate principal amount of definitive Debt Securities of the same series of authorized denominations and in the case of such Debt Securities that are Coupon Securities, having attached thereto the appropriate Coupons. Until so exchanged the temporary Debt Securities of any series shall be entitled to the same benefits under this Indenture as definitive Debt Securities of such series. The provisions of this Section 2.06 are subject to any restrictions or limitations on the issue and delivery of temporary Unregistered Securities of any series that may be established pursuant to Section 2.01 (including any provision that Unregistered Securities of such series initially be issued in the form of a single global Unregistered Security to be delivered to a depositary or agency of the Corporation located outside the United States and the procedures pursuant to which definitive Unregistered Securities of such series would be issued in exchange for such temporary global Unregistered Security).

SECTION 2.07. MUTILATED, DESTROYED, LOST OR STOLEN DEBT SECURITIES. In case any temporary or definitive Debt Security of any series or, in the case of a Coupon Security, any Coupon appertaining thereto, shall become mutilated or be destroyed, lost or stolen, the Corporation in the case of a mutilated Debt Security or Coupon shall, and in the case of a lost, stolen or destroyed Debt Security or Coupon may, in its discretion, execute, and upon receipt of a Corporation Order the Trustee shall authenticate and deliver, a new Debt Security of the same series as the mutilated, destroyed, lost or stolen Debt Security or, in the case of a Coupon Security, a new Coupon Security of the same series as the mutilated, destroyed, lost or stolen Coupon Security or, in the case of a Coupon, a new Coupon of the same series as the Coupon Security to which such mutilated, destroyed, lost or stolen Coupon appertains, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Debt Security, or in lieu of and in substitution for the Debt Security so destroyed, lost or stolen or in exchange for the Coupon Security to which such mutilated, destroyed, lost or stolen Coupon appertains, with all appurtenant Coupons not destroyed, lost or stolen. In every case the applicant for a substituted Debt Security or Coupon shall furnish to the Corporation and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Corporation and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Debt Security or Coupon, as the case may be, and of the ownership thereof. Upon the issuance of any substituted Debt Security or Coupon, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith and in addition a further sum not exceeding ten dollars for each Debt Security so issued in substitution. In case any Debt Security or Coupon which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Corporation may, instead of issuing a substituted Debt Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Debt Security or Coupon) if the applicant for such payment shall furnish the Corporation and the Trustee with such security or indemnity as they may require to save them harmless and, in case of destruction loss or theft, evidence to the satisfaction of the Corporation and the Trustee of the destruction, loss or theft of such Debt Security or Coupon and of the ownership thereof.

         Every substituted Debt Security with, in the case of any such Debt Security that is a Coupon Security, its Coupons, issued pursuant to the provisions of this Section by virtue of the fact that any Debt Security or Coupon is destroyed, lost or stolen shall, with respect to such Debt Security or Coupon, constitute an additional contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Debt Security or Coupon shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities, and the Coupons appertaining thereto, duly issued hereunder.

         All Debt Securities and any Coupons appertaining thereto shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities and Coupons appertaining thereto and shall, to the extent permitted by law, preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

SECTION 2.08. CANCELLATION. Unless otherwise provided with respect to a series of Debt Securities, all Debt Securities and Coupons surrendered for payment, redemption, repayment, transfer, exchange or credit against any sinking fund payment pursuant to this Indenture, shall, if surrendered to the Corporation or any agent of the Corporation or of the Trustee, be delivered to the Trustee and promptly cancelled by it or, if surrendered to the Trustee, be cancelled by it, and no Debt Securities or Coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy cancelled Debt Securities and Coupons and deliver a certificate of destruction to the Corporation.

SECTION 2.09. COMPUTATION OF INTEREST. Except as otherwise specified as contemplated by Section 2.01 for Debt Securities of any series, interest on the Debt Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 2.10. DEBT SECURITIES IN GLOBAL FORM. If Debt Securities of a series are issuable in global form, as specified as contemplated by Section 2.01, then, notwithstanding clause (9) of Section 2.01 and the provisions of Section 2.04, such Global Security shall represent such of the outstanding Debt Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of outstanding Debt Securities from time to time endorsed thereon and that the aggregate amount of outstanding Debt Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Debt Security in global form to reflect the amount, or any increase or decrease in the amount, of outstanding Debt Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Corporation Order to be delivered to the Trustee pursuant to Section 2.03 or Section 2.06. Subject to the provisions of Section 2.03 and, if applicable, Section 2.06, the Trustee shall deliver and redeliver any Debt Security in definitive global bearer form in the manner and upon written instructions given by the Person or Persons specified therein or in the applicable Corporation Order. If a Corporation Order pursuant to Section 2.03 or 2.06 has been, or simultaneously is, delivered, any instructions by the Corporation with respect to endorsement or delivery or redelivery of a Debt Security in global form shall be in writing but need not comply with Section 14.04 and need not be accompanied by an opinion of Counsel. The beneficial owner of a Debt Security represented by a definitive Global Security in bearer form may, upon no less than 30 days written notice to the Trustee, given by the beneficial owner through a Depository, exchange its interest in such definitive Global Security for a definitive bearer Debt Security or Debt Securities, or a definitive Registered Security or Debt Securities, of any authorized denomination, subject to the rules and regulations of such Depository and its members. No individual definitive bearer Debt Security will be delivered in or to the United States.

         The provisions of the last sentence of the third to the last paragraph of Section 2.03 shall apply to any Debt Security represented by a Debt Security in global form if such Debt Security was never issued and sold by the Corporation and the Corporation delivers to the Trustee the Debt Security in global form together with written instructions (which need not comply with Section 14.04 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Debt Securities represented thereby together with the written statement contemplated by the last sentence of the third to the last paragraph of Section 2.03.

         Unless otherwise specified as contemplated by Section 2.01, payment of principal of, and any premium and any interest on, any Debt Security in definitive global form shall be made to the Person or Persons specified therein.

SECTION 2.11. MEDIUM-TERM SECURITIES. Notwithstanding any contrary provision herein, if all Debt Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Corporation Order, Officers' Certificate, supplemental indenture or Opinion of Counsel otherwise required pursuant to Sections 2.01, 2.03, 2.06, and 14.04 at or prior to the time of authentication of each Debt Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Debt Security of such series to be issued.

         An Officers' Certificate or supplemental indenture, delivered pursuant to this Section 2.11 in the circumstances set forth in the preceding paragraph may provide that Debt Securities which are the subject thereof will be authenticated and delivered by the Trustee on original issue from time to time upon the written order of persons designated in such Officers' Certificate or supplemental indenture and that such persons are authorized to determine, consistent with such Officers' Certificate or any applicable supplemental indenture such terms and conditions of said Debt Securities as are specified in such Officers' Certificate or supplemental indenture, provided that the foregoing procedure is acceptable to the Trustee.

SECTION 2.12. CUSIP NUMBERS. The Corporation, in issuing the Debt Securities, may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debt Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debt Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Corporation will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                 ARTICLE THREE

                          REDEMPTION OF DEBT SECURITIES

SECTION 3.01. REDEMPTION OF DEBT SECURITIES. Applicability Of Article. Redemption of Debt Securities of any series as permitted or required by the terms thereof shall be made in accordance with such terms and this Article; provided, however, that if any provision of any series of Debt Securities shall conflict with any provision of this Article, the provision of such series of Debt Securities shall govern.

         The notice date for a redemption of Debt Securities shall mean the date on which notice of such redemption is given in accordance with the provisions of
Section 3.02 hereof.

SECTION 3.02. NOTICE OF REDEMPTION; SELECTION OF DEBT SECURITIES. The election of the Corporation to redeem any Debt Securities shall be evidenced by an Officers' Certificate. In case the Corporation shall desire to exercise the right to redeem all, or, as the case may be, any part, of a series of Debt Securities pursuant to the terms and provisions applicable to such series, it shall fix a Redemption Date and shall mail a notice of such redemption at least thirty and not more than sixty days prior to the Redemption Date to the Holders of the Debt Securities of such series that are Registered Securities to be redeemed as a whole or in part, at their last addresses as the same appear on the Security Register. Such mailing shall be by prepaid first class mail. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder shall have received such notice. In any case, failure to give notice by mail, or any defect in the notice to the Holder of any Debt Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debt Security of such series.

         Notice of redemption to the Holders of Unregistered Securities to be redeemed as a whole or in part, who have filed their names and addresses with the Trustee as described in Section 313(c) of the Trust Indenture Act of 1939, shall be given by mailing notice of such redemption, by first class mail, postage prepaid, at least thirty days and not more than sixty days prior to the Redemption Date, to such Holders at such addresses as were so furnished to the Trustee (and, in the case of any such notice given by the Corporation, the Trustee shall make such information available to the Corporation for such purpose). Notice of redemption to any other Holder of an Unregistered Security of such series shall be published in an Authorized Newspaper in the Borough of Manhattan, The City of New York and in an Authorized Newspaper in London (and, if required by Section 4.04, in an Authorized Newspaper in Luxembourg), in each case, once in each of two successive calendar weeks, the first publication to be not less than thirty nor more than sixty days prior to the Redemption Date. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder shall have received such notice. In any case, failure to give notice by mail, or any defect in the notice to the Holder of any Debt Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debt Security of such series.

         Each such notice of redemption shall specify the provisions of such Debt Securities under which such redemption is made, that the conditions precedent, if any, to such redemption have occurred, shall describe the same and the Redemption Date, the Redemption Price, the Place of Payment, that payment will be made upon presentation and surrender of such Debt Securities and, in the case of Coupon Securities, of all

Coupons appertaining thereto maturing after the Redemption Date, that interest and Additional Amounts, if any, accrued to the Redemption Date will be paid as specified in said notice, and that on and after said date interest, if any, thereon or on the portions thereof to be redeemed will cease to accrue. If fewer than all of the Debt Securities of a series are to be redeemed any notice of redemption published in an Authorized Newspaper shall specify the numbers of the Debt Securities to be redeemed and, if applicable, the CUSIP Numbers thereof. In case any Debt Security is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that upon surrender of such Debt Security, a new Debt Security or Debt Securities in principal amount equal to the unredeemed portion thereof will be issued of the same series.

         At least one Business Day prior to the Redemption Date specified in the notice of redemption given for Unregistered Securities as provided in this Section and on or prior to the Redemption Date specified in the notice of redemption given for all Debt Securities other than Unregistered Securities, the Corporation will deposit in trust with the Trustee or with one or more Paying Agents an amount of money sufficient to redeem on the Redemption Date all the Debt Securities or portions of Debt Securities so called for redemption at the Redemption Price, together with interest, if any, and Additional Amounts, if any, accrued to the Redemption Date. The Corporation will give the Trustee notice of each redemption at least forty-five days prior to the Redemption Date (unless a shorter notice is acceptable to the Trustee) as to the aggregate principal amount of Debt Securities to be redeemed.

         If fewer than all of the Debt Securities of a series are to be redeemed, the Trustee shall select, pro rata or by lot or in such other manner as it shall deem reasonable and fair, the numbers of the Debt Securities to be redeemed in whole or in part.

SECTION 3.03. PAYMENT OF DEBT SECURITIES CALLED FOR REDEMPTION. If notice of redemption has been given as above provided, the Debt Securities or portions of Debt Securities with respect to which such notice has been given shall become due and payable on the date and at the Place of Payment stated in such notice at the Redemption Price, together with interest, if any, and Additional Amounts, if any, accrued to the Redemption Date, and on and after said date (unless the Corporation shall default in the payment of such Debt Securities at the Redemption Price, together with interest, if any, and Additional Amounts, if any, accrued to said date) interest on the Debt Securities or portions of Debt Securities so called for redemption shall cease to accrue. On presentation and surrender of such Debt Securities subject to redemption at said Place of Payment in said notice specified, the said Debt Securities or the specified portions thereof shall be paid and redeemed by the Corporation at the Redemption Price, together with interest, if any, and Additional Amounts, if any, accrued thereon to the Redemption Date. Interest, if any, and Additional Amounts, if any, maturing on or prior to the Redemption Date shall continue to be payable (but without interest thereon unless the Corporation shall default in payment thereof) in the case of Coupon Securities to the bearers of the Coupons for such interest upon surrender thereof, and in the case of Registered Securities to the Holders thereof registered as such on the Security Register on the relevant record date subject to the terms and provisions of Section 2.04. At the option of the Corporation payment may be made by check to (or to the order of) the Holders of the Debt Securities or other persons entitled thereto against presentation and surrender of such Debt Securities.

         If any Coupon Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, the surrender of such missing Coupon or Coupons may be waived by the Corporation and the Trustee, if there be furnished to each of them such security or indemnity as they may require to save each of them harmless.

         Upon presentation of any Debt Security redeemed in part only, the Corporation shall execute, and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Corporation, a new Debt Security or Debt Securities, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Debt Security so presented of the same series.

                                  ARTICLE FOUR

                     PARTICULAR COVENANTS OF THE CORPORATION

SECTION 4.01. PAYMENT OF PRINCIPAL, PREMIUM, INTEREST AND ADDITIONAL AMOUNTS. The Corporation shall duly and punctually pay or cause to be paid the principal of (and premium, if any), interest, if any, and Additional Amounts, if any, on each of the Debt Securities at the place, at the respective times and in the manner provided in the terms of the Debt Securities and in this Indenture. The interest on Coupon Securities (together with any Additional Amounts) shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. The interest, if any, on any temporary bearer securities (together with any Additional Amounts) shall be paid, as to the installments of interest evidenced by Coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such Debt Securities for notation thereon of the payment of such interest. The interest on Registered Securities (together with any Additional Amounts) shall be payable only to the Holders thereof and at the option of the Corporation may be paid by (i) mailing checks for such interest payable to or upon the order of such Holders at their last addresses as they appear on the Security Register for such Debt Securities or (ii) in the case of Holders of U.S. $10,000,000 or more in aggregate principal amount of such Registered Securities, by wire transfer of immediately available funds, but only if the

Trustee has received wire transfer instructions in writing not less than 15 days prior to the applicable Interest Payment Date.

SECTION 4.02. OFFICES FOR NOTICES AND PAYMENTS, ETC. As long as any of the Debt Securities of a series remain outstanding, the Corporation shall designate and maintain, in the Borough of Manhattan, The City of New York, an office or agency where the Registered Securities of such series may be presented for registration of transfer and for exchange as provided in this Indenture, an office or agency where notices and demands to or upon the Corporation in respect of the Debt Securities of such series or of this Indenture may be served, and an office or agency where the Debt Securities of such series may be presented for payment. The Corporation shall give to the Trustee notice of the location of each such office or agency and of any change in the location thereof. In case the Corporation shall fail to maintain any such office or agency in the Borough of Manhattan, The City of New York, or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, and the Corporation hereby appoints the Trustee as its agent to receive all such presentations, notices and demands.

         If Unregistered Securities of any series are outstanding, the Corporation shall maintain or cause the Trustee to maintain one or more agencies in a city or cities located outside the United States (including any city in which such an agency is required to be maintained under the rules of any securities exchange on which the Debt Securities of such series are listed) where such Unregistered Securities, and Coupons, if any, appertaining thereto may be presented for payment. No payment on any Unregistered Security or Coupon will be made upon presentation of such Unregistered Security or Coupon at an agency of the Corporation within the United States nor will any payment be made by transfer to an account in, or by mail to an address in, the United States, except, at the option of the Corporation, if the Corporation shall have determined that, pursuant to applicable United States laws and regulations then in effect such payment can be made without adverse tax consequences to the Corporation. Notwithstanding the foregoing, payments in U.S. Dollars with respect to Unregistered Securities of any series and Coupons appertaining thereto that are payable in U.S. Dollars may be made at an agency of the Corporation maintained in the Borough of Manhattan, The City of New York if such payment in U.S. Dollars at each agency maintained by the Corporation outside the United States for payment on such Unregistered Securities is illegal or is effectively precluded by exchange controls or other similar restrictions.

         The Corporation hereby initially designates Bank One, National Association, located at its Corporate Trust Office, as the Security Registrar and as the office or agency of the Corporation in the Borough of Manhattan, The City of New York, where the Debt Securities may be presented for payment and, in the case of Registered Securities, for registration of transfer and for exchange as in this Indenture provided and where notices and demands to or upon the Corporation in respect of the Debt Securities of any series or of this Indenture may be served.

SECTION 4.03.     PROVISIONS AS TO PAYING AGENT.

                  (a) Whenever the Corporation shall appoint a paying agent other than the Trustee with respect to the Debt Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section:

                           (1) that it will hold sums held by it as such agent
for the payment of the principal of (and premium, if any), interest, if any, or Additional Amounts, if any, on the Debt Securities of such series in trust for the benefit of the Holders of the Debt Securities of such series, or Coupons appertaining thereto, as the case may be, entitled thereto and will notify the Trustee of the receipt of sums to be so held,

                           (2) that it will give the Trustee notice of any
failure by the Corporation (or by any other obligor on the Debt Securities of such series) to make a payment of the principal of (or premium, if any), interest, if any, or Additional Amounts, if any, on the Debt Securities of such series when the same shall be due and payable, and

                           (3) at any time during the continuance of any such
default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent.

                  (b) If the Corporation shall act as its own paying agent, it will, on or before each due date of the principal of (and premium, if any), interest, if any, or Additional Amounts, if any, on the Debt Securities of any series set aside, segregate and hold in trust for the benefit of the Holders of the Debt Securities of such series entitled thereto a sum sufficient to pay such principal (and premium if any), interest, if any, or Additional Amounts, if any, so becoming due. The Corporation will promptly notify the Trustee of any failure to take such action.

                  (c) Anything in this Section to the contrary notwithstanding, the Corporation may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Debt Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for such series by it or any paying agent hereunder as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

                  (d) Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 12.04 and 12.05.

SECTION 4.04. LUXEMBOURG PUBLICATIONS. In the event of the publication of any notice pursuant to Section 3.02, 6.07, 7.10, 7.11, 9.02, 10.02 or 12.05, the
party making such publication shall also, to the extent that notice is required so to be given to Holders of Debt Securities of a series by applicable Luxembourg law or stock exchange regulation, make a similar publication the same number of times in Luxembourg.

SECTION 4.05. STATEMENT BY OFFICERS AS TO DEFAULT. The Corporation shall deliver to the Trustee, on or before a date not more than four months after the end of each fiscal year of the Corporation (which, on the date of execution hereof, ends on December 31) ending after the date hereof, commencing with the fiscal year ended in 2002, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Corporation is in default in the performance or observance of any of the terms, provisions and conditions of this Indenture to be performed or observed by it and, if the Corporation shall be in default, specifying all such defaults and the nature thereof of which they may have knowledge.

                                  ARTICLE FIVE

                     SECURITYHOLDER LISTS AND REPORTS BY THE
                           CORPORATION AND THE TRUSTEE

SECTION 5.01. SECURITYHOLDER LISTS. The Corporation covenants and agrees that it will furnish or cause to be furnished to the Trustee with respect to the Debt Securities of each series:

                  (a) semiannually, not later than each Interest Payment Date (in the case of any series having semiannual Interest Payment Dates) or not later than the dates determined pursuant to Section 2.01 (in the case of any series not having semiannual Interest Payment Dates) a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Debt Securities of such series as of the Regular Record Date (or as of such other date as may be determined pursuant to Section 2.01 for such series) therefor, and

                  (b) at such other times as the Trustee may request in writing within thirty days after receipt by the Corporation of any such request, a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of Debt Securities of a particular series specified by the Trustee as of a date not more than fifteen days prior to the time such information is furnished; provided, however, that if and so long as the Trustee shall be the Security Registrar any such list shall exclude names and addresses received by the Trustee in its capacity as Security Registrar, and if and so long as all of the Debt Securities of any series are Registered Securities, such list shall not be required to be furnished.

SECTION 5.02. PRESERVATION AND DISCLOSURE OF LISTS.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of each series of Debt Securities (i) contained in the most recent list furnished to it as provided in Section 5.01, (ii) received by the Trustee in its capacity as Security Registrar or Paying Agent, or (iii) filed with it within the preceding two years pursuant to Section 313(c) of the Trust Indenture Act of 1939. The Trustee may destroy any list furnished to it as provided in Section
5.01 upon receipt of a new list so furnished.

                  (b) In case three or more Holders of Debt Securities (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Debt Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Debt Securities of a particular series (in which case the applicants must hold Debt Securities of such series) or with Holders of all Debt Securities with respect to their rights under this Indenture or under such Debt Securities and it is accompanied by a copy of the form of proxy or other communication that such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either:

                           (1) afford to such applicants access to the
information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, or

                           (2) inform such applicants as to the approximate
number of Holders of Debt Securities of such series or all Debt Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of such series or all Debt Securities, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, a copy of the form of proxy or other communication that is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Debt Securities of such series or all Debt Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for appearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Each and every Holder of Debt Securities, by receiving and holding the same, agrees with the Corporation and the Trustee that neither the Corporation nor the Trustee nor any agent of the Corporation or of the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Debt Securities in accordance with the provisions of subsection (b) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

SECTION 5.03. REPORTS BY THE CORPORATION. The Corporation covenants:

                  (a) to file with the Trustee within fifteen days after the Corporation is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Corporation may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Corporation is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

                  (b) to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents, and reports with respect to compliance by the Corporation with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations;

                  (c) to transmit by mail to all the Holders of Debt Securities of each series, as the names and addresses of such Holders appear on the Security Register, within thirty days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Corporation with respect to each such series pursuant to subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

                  (d) If Unregistered Securities of any series are outstanding, to file with the listing agent of the Corporation with respect to such series such documents and reports of the Corporation as may be required from time to time by the rules and regulations of any stock exchange on which such Unregistered Securities are listed.

SECTION 5.04. REPORTS BY THE TRUSTEE.

                  (a) On or before May 15, 2003 and on or before May 15 of each year thereafter, so long as any Debt Securities of any series are outstanding hereunder, the Trustee shall transmit to the Holders of Debt Securities of such series, in the manner provided by Section 313(c) of the Trust Indenture Act of 1939, a brief report dated as of the preceding February 15, as may be required by Sections 313(a) and (b) of the Trust Indenture Act of 1939.

                  (b) A copy of each such report shall, at the time of such transmission to Holders of Debt Securities of a particular series, be filed by the Trustee with each stock exchange upon which the Debt Securities of such series are listed and also with the Commission. The Corporation agrees to notify the Trustee when and as the Debt Securities of any series become listed on any stock exchange.

                                  ARTICLE SIX

                               REMEDIES ON DEFAULT

SECTION 6.01. EVENTS OF DEFAULT. In case one or more of the following Events of Default with respect to a particular series of Debt Securities shall have occurred and be continuing, that is to say:

                  (a) default in the payment of the principal of (or premium, if any, on) any of the Debt Securities of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or

                  (b) default in the payment of any installment of interest, if any, or in the payment of any Additional Amounts upon any of the Debt Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of thirty days after written notice from the Trustee; or

                  (c) failure on the part of the Corporation duly to observe or perform any other of the covenants or agreements on the part of the Corporation applicable to such series of the Debt Securities or contained in this Indenture for a period of ninety days after the date on which written notice of such failure, requiring the Corporation to remedy the same, shall have been given to the Corporation by the Trustee, or to the Corporation and the Trustee by the Holders of at least twenty-five percent in aggregate principal amount of the Debt Securities of such series at the time outstanding; or

                  (d) default by the Corporation or any Significant Subsidiary in any payment of $25,000,000 or more of principal of or interest on any notes, bonds, debentures and other similar evidences of indebtedness for money borrowed, or in the payment of $25,000,000 or more on account of any guarantee in respect of any notes, bonds, debentures and other similar evidences of indebtedness for money borrowed, beyond any period of grace that may be provided in the instrument or agreement under which such notes, bonds, debentures and other similar evidences of indebtedness for money borrowed or guarantee was created; or

                  (e) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Corporation in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Corporation or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and such decree or order shall remain unstayed, undismissed and unbonded and in effect for a period of ninety days; or

                  (f) the Corporation shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or similar official) of the Corporation or for a substantial part of its property, or shall make any general assignment for the benefit of creditors;

then if an Event of Default described in clause (a), (b), (c) or (d) shall have occurred and be continuing, and in each and every such case, unless the principal amount of all the Debt Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than twenty-five percent in aggregate principal amount of the Debt Securities of all series affected thereby then outstanding hereunder, by notice in writing to the Corporation (and to the Trustee if given by Holders of such Debt Securities) may declare the principal amount of all the Debt Securities (or, with respect to Original Issue Discount Securities, such lesser amount as may be specified in the terms of such Debt Securities) of the series affected thereby to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, any provision of this Indenture or the Debt Securities of such series to the contrary notwithstanding, or, if an Event of Default described in clause (e) or (f) shall have occurred and be continuing, and in each and every such case, either the Trustee or the Holders of not less than twenty-five percent in aggregate principal amount of all the Debt Securities then outstanding hereunder (voting as one class), by notice in writing to the Corporation (and to the Trustee if given by Holders of securities), may declare the principal of all the Debt Securities not already due and payable (or, with respect to Original Issue Discount Securities, such lesser amount as may be specified in the terms of such Debt Securities) to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, any provision in this Indenture or in the Debt Securities to the contrary notwithstanding. The foregoing provisions, however, are subject to the conditions that if, at any time after the principal of the Debt Securities of any one or more or all series, as the case may be, shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Corporation shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest, if any, and all Additional Amounts, if any, due upon all the Debt Securities of such series or of all the Debt Securities, as the case may be, and the principal of (and premium, if any, on) all Debt Securities of such series or of all the Debt Securities, as the case may be (or, with respect to Original Issue Discount Securities, such lesser amount as may be specified in the terms of such Debt Securities), which shall have become due otherwise than by acceleration (with interest, if any, upon such principal and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest and Additional Amounts, if any, at the same rate as the rate of interest specified in the Debt Securities of such series, as the case may be (or, with respect to Original Issue Discount Securities, at the rate specified in the terms of such Debt Securities for interest on overdue principal thereof upon maturity, redemption or acceleration of such series, as the case may be), to the date of such payment or deposit), and such amount as shall be payable to the Trustee pursuant to Section 7.06, and any and all defaults under the Indenture shall have been remedied, then and in every such case the Holders of a majority in aggregate principal amount of the Debt Securities of such series (or of all the Debt Securities, as the case may be) then outstanding, by written notice to the Corporation and to the Trustee, may waive all defaults with respect to that series or with respect to all Debt Securities, as the case may be, and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon. If the principal of all Debt Securities shall have been declared to be payable pursuant to this Section 6.01, in determining whether the Holders of a majority in aggregate principal amount thereof have waived all defaults and rescinded and annulled such declaration, all series of Debt Securities shall be treated as a single class and the principal amount of Original Issue Discount Securities shall be deemed to be the amount declared payable under the terms applicable to such Original Issue Discount Securities.

         In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Corporation, Trustee and the Holders of Debt Securities, as the case may be, shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Corporation, the Trustee and the Holders of Debt Securities, as the case may be, shall continue as though no such proceedings had been taken.

SECTION 6.02. PAYMENT OF DEBT SECURITIES ON DEFAULT; SUIT THEREFOR. The Corporation covenants that (1) in case default shall be made in the payment of any installment of interest, if any, on any of the Debt Securities of any series or any Additional Amounts payable in respect of any of the Debt Securities of any series, as and when the same shall become due and payable, and such default shall have continued for a period of thirty days or (2) in case default shall be made in the payment of the principal of (or premium, if any, on) any of the Debt Securities of any series, as and when the same shall have become due and payable, whether upon maturity of such series or upon redemption or upon declaration or otherwise, then upon demand of the Trustee, the Corporation shall pay to the Trustee, for the benefit of the Holders of the Debt Securities of such series, and the Coupons, if any, appertaining to such Debt Securities, the whole amount that then shall have become due and payable on all such Debt Securities of such series and such Coupons, for principal (and premium, if any) or interest, if any, or Additional Amounts, if any as the case may be, with interest upon the overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest, if any, and Additional Amounts, if any, at the same rate as the rate of interest specified in the Debt Securities of such series (or, with respect to Original Issue Discount Securities, at the rate specified in the terms of such Debt Securities for interest on overdue principal thereof upon maturity, redemption or acceleration); and, in addition thereto, such further amounts as shall be payable pursuant to Section 7.06.

         In case the Corporation shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Corporation or other obligor upon such Debt Securities and collect in the manner provided by law out of the property of the Corporation or other obligor upon such Debt Securities wherever situated the monies adjudged or decreed to be payable.

         In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Corporation or any other obligor upon Debt Securities of any series under Title 11 of the United States Code or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Corporation or such other obligor, or in case of any other judicial proceedings relative to the Corporation or such other obligor, or to the creditors or property of the Corporation or such other obligor, the Trustee, irrespective of whether the principal of the Debt Securities of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal (or, with respect to Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series), and premium, if any, interest, if any, and Additional Amounts, if any, owing and unpaid in respect of the Debt Securities of such series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee under Section 7.06 and of the Holders of the Debt Securities and Coupons of such series allowed in any such judicial proceedings relative to the Corporation or other obligor upon the Debt Securities of such series, or to the creditors or property of the Corporation or such other obligor, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders of such series and of the Trustee on their behalf; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Holders of the Debt Securities and Coupons of such series to make payments to the Trustee and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders of such series, to pay to the Trustee such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other reasonable expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debt Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         All rights of action and of asserting claims under this Indenture, or under any of the Debt Securities, may be enforced by the Trustee without the possession of any of the Debt Securities or Coupons appertaining to such Debt Securities, or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Debt Securities or Coupons appertaining thereto.

         In case of a default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

SECTION 6.03. APPLICATION OF MONIES COLLECTED BY TRUSTEE. Any monies collected by the Trustee pursuant to Section 6.02 shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such monies on account of principal (or premium, if any) or interest, if any, upon presentation of the several Debt Securities and Coupons in respect of which monies have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

         FIRST: To the payment of the amounts payable to the Trustee pursuant to
Section 7.06;

         SECOND: In case the principal of the Debt Securities in respect of which monies have been collected shall not have become due, to the payment of interest, if any, and Additional Amounts, if any, on the Debt Securities of such series in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest and Additional Amounts, if any, at the same rate as the rate of interest, if any, specified in the Debt Securities of such series (or, with respect to Original Issue Discount Securities, at the rate specified in the terms of such Debt Securities for interest on overdue principal thereof upon maturity, redemption or acceleration), such payments to be made ratably to the persons entitled thereto, without discrimination or preference; and

         THIRD: In case the principal of the Debt Securities in respect of which monies have been collected shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Debt Securities of such series for principal (and premium, if any), interest, if any, and Additional Amounts, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest, if any, and Additional Amounts, if any, at the same rate as the rate of interest specified in the Debt Securities of such series (or, with respect to Original Issue Discount Securities, at the rate specified in the terms of such Debt Securities for interest on overdue principal thereof upon maturity, redemption or acceleration); and in case such monies shall be insufficient to pay in full the whole amount so due and unpaid upon the Debt Securities of such series, then to the payment of such principal (and premium, if any), interest, if any, and Additional Amounts, if any, without preference or priority of principal (and premium, if any), over interest, if any, and Additional Amounts, if any, or of interest, if any, and Additional Amounts, if any, over principal (and premium, if any), or of any installment of interest, if any, or Additional Amounts, if any, over any other installment of interest, if any, or Additional Amounts, if any, or of any Debt Security of such series over any other Debt Security of such series, ratably to the aggregate of such principal (and premium, if any), and accrued and unpaid interest, if any, and Additional Amounts, if any.

SECTION 6.04. PROCEEDINGS BY SECURITYHOLDERS. No Holder of any Debt Security of any series or of any Coupon appertaining thereto shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceedings at law or in equity or in bankruptcy or otherwise, upon or under or with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than twenty-five percent in aggregate principal amount of the Debt Securities of such series then outstanding or, in the case of any Event of Default described in clause (d) or (e) of Section 6.01, twenty-five per cent in aggregate principal amount of all the Debt Securities at the time outstanding (voting as one class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for sixty days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceedings and no direction inconsistent with such written request shall have been given to the Trustee pursuant to
Section 6.06; it being understood and intended and being expressly covenanted by the taker and Holder of every Debt Security with every other taker and Holder and the Trustee, that no one or more Holders of Debt Securities or Coupons appertaining to such Debt Securities shall have any right in any manner whatever by virtue of or by availing himself, herself or itself of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Debt Securities or Coupons appertaining to such Debt Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Debt Securities and Coupons. For the protection and enforcement of the revisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Notwithstanding any other provisions in this Indenture, however, the right of any Holder of any Debt Security to receive payment of the principal of (and premium, if any) and interest, if any, and Additional Amounts, if any, on such Debt Security or Coupon, on or after the respective due dates expressed in such Debt Security or Coupon, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder. With respect to original Issue Discount Debt Securities, principal shall mean such amount as shall be due and payable as may be specified in the terms of such Debt Securities.

SECTION 6.05. REMEDIES CUMULATIVE AND CONTINUING. All powers and remedies given by this Article Six to the Trustee or to the Holders of Debt Securities or Coupons shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders of Debt Securities or Coupons, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any of the Debt Securities or Coupons to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article Six or by law to the Trustee or to the Holders of Debt Securities or Coupons may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders of Debt Securities or Coupons, as the case may be.

SECTION 6.06. DIRECTION OF PROCEEDINGS. The Holders of a majority in aggregate principal amount of the Debt Securities of any or all series affected (voting as one class) at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that (i) such direction shall not be in conflict with any rule of law or with this Indenture, (ii) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction and (iii) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action or proceedings so directed would be prejudicial to the Holders not joining in such direction or may not lawfully be taken or if the Trustee in good faith by its board of directors or executive committee or a trust committee of directors or trustees and/or responsible officers shall determine that the action or proceedings so directed would involve the Trustee in personal liability.

         Prior to any declaration accelerating the maturity of the Debt Securities of any series, the holders of a majority in aggregate principal amount of the Debt Securities of such series at the time outstanding may on behalf of the Holders of all of the Debt Securities of such series waive any past default or Event of Default hereunder and its consequences, except a default in the payment of principal of (premium, if any) or interest, if any, or Additional Amounts, if any, on any Debt Securities of such series or in respect of a covenant or provision hereof that may not be modified or amended without the consent of the Holders of each outstanding Debt Security of such series affected. Upon any such waiver the Corporation, the Trustee and the Holders of the Debt Securities of such series shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 6.06, said default or Event of Default shall for all purposes of the Debt Securities of such series and this Indenture be deemed to have been cured and to be not continuing.

SECTION 6.07. NOTICE OF DEFAULTS. The Trustee shall, within ninety days after the occurrence of a default with respect to the Debt Securities of any series, give notice of all defaults with respect to that series known to the Trustee (i) if any Unregistered Securities of that series are then outstanding, to the Holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 4.04, at least once in an Authorized Newspaper in Luxembourg), (ii) if any Unregistered Securities of that series are then outstanding, to all Holders thereof who have filed their names and addresses with the Trustee as described in Section 313(c) of the Trust Indenture Act of 1939, by mailing such notice to such Holders at such addresses and (iii) to all Holders of then outstanding Registered Securities of that series, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register, unless in each case such defaults shall have been cured before the mailing or publication of such notice (the term "defaults" for the purpose of this Section being hereby defined to be the events specified in Sections 6.01(a), (b), (c), (d) and (e) and any additional events specified in the terms of any series of Debt Securities pursuant to Section 2.01, not including periods of grace, if any, provided for therein, and irrespective of the giving of written notice specified in Section 6.01 (c) or in the terms of any Debt Securities established pursuant to Section 2.01); and provided that, except in the case of default in the payment of the principal of (premium, if any), interest, if any, or Additional Amounts, if any, on any of the Debt Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or responsible officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Debt Securities of such series.

SECTION 6.08. UNDERTAKING TO PAY COSTS. All parties to this Indenture agree, and each Holder of any Debt Security by his, her or its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that, the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholders of any series, or group of such Securityholders, holding in the aggregate more than ten percent in aggregate principal amount of all Debt Securities (voting as one class) or to any suit instituted by any Securityholders for the enforcement of the payment of the principal of (or premium, if any), interest, if any, or Additional Amounts, if any, on any Debt Security on or after the due date expressed in such Debt Security.

                                 ARTICLE SEVEN

                             CONCERNING THE TRUSTEE

SECTION 7.01. DUTIES AND RESPONSIBILITIES OF TRUSTEE. The Trustee, prior to the occurrence of an Event of Default of a particular series and after the curing of all Events of Default of such series that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to a particular series has occurred (which has not been cured) the Trustee shall exercise such of the rights and powers vested in it, by this Indenture, and use the same degree of care and skill in its exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (a) prior to the occurrence of an Event of Default with respect to a particular series and after the curing of all Events of Default with respect to such series that may have occurred:

                           (1) the duties and obligations of the Trustee with
respect to such series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (2) in the absence of bad faith on the part of the
Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or officers, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of Debt Securities pursuant to Section 6.06 relating to the time, method and place, of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

         No provision of this Indenture shall be construed as requiring the Trustee to expend or risk its own funds or otherwise to incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

SECTION 7.02. RELIANCE ON DOCUMENTS, OPINIONS, ETC. Subject to the provisions of
Section 7.01:

                  (a) the Trustee may rely, and shall be protected in acting or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, Coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order or demand of the Corporation mentioned herein shall be sufficiently evidenced by an instrument signed in the name of the Corporation by the Chairman of the Board of Directors or any Vice Chairman of the Board of Directors or the President or any Vice President or the Treasurer and by the Secretary or any Assistant Secretary or, if the other signatory is other than the Treasurer, any Assistant Treasurer (unless other evidence in respect thereof be herein specifically prescribed); and a Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or any Assistant Secretary of the Corporation;

                  (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses, and liabilities which might be incurred therein or thereby;

                  (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the relevant books, records and premises of the Corporation, personally or by agent or attorney;

                  (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, provided, however, that the Trustee shall be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it hereunder; and

                  (g) the Trustee shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

SECTION 7.03. NO RESPONSIBILITY FOR RECITALS, ETC. The recitals contained herein and in the Debt Securities, other than the Trustee's certificate of authentication, shall be taken as the statements of the Corporation, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debt Securities, provided that the Trustee shall not be relieved of its duty to authenticate Debt Securities only as authorized by this Indenture. The Trustee shall not be accountable for the use or application by the Corporation of Debt Securities or the proceeds thereof.

SECTION 7.04. OWNERSHIP OF DEBT SECURITIES OR COUPONS. The Trustee or any agent of the Corporation or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Debt Securities or Coupons with the same rights it would have if it were not Trustee, or an agent of the Corporation or of the Trustee.

SECTION 7.05. MONIES TO BE HELD IN TRUST. Subject to the provisions of Sections
12.04 and 12.05 hereof, all monies received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were received but need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any paying agent shall be under any liability for interest on any monies received by it hereunder except such as it may agree with the Corporation to pay thereon. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such monies shall be paid from time to time upon the written order of the Corporation, signed by its Chairman of the Board of Directors or any Vice Chairman of the Board of Directors or its President or any Vice President or its Treasurer or any Assistant Treasurer.

SECTION 7.06. COMPENSATION AND EXPENSES OF TRUSTEE. The Corporation covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation, and, except as otherwise expressly provided, the Corporation will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation, expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. If any property other than cash shall at any time be subject to the lien of this

Indenture, the Trustee, if and to the extent authorized by a receivership or bankruptcy court of competent jurisdiction or by the supplemental instrument subjecting such property to such lien, shall be entitled to make advances for the purpose of preserving such property or of discharging tax liens or other prior liens or encumbrances hereon. The Corporation also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or reasonable expense incurred without negligence or bad faith on the part of the Trustee, arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Corporation under this Section to compensate the Trustee and to pay or reimburse the Trustee for reasonable expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Debt Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Debt Securities or Coupons.

SECTION 7.07. OFFICERS' CERTIFICATE AS EVIDENCE. Subject to the provisions of
Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

SECTION 7.08. CONFLICTING INTEREST OF TRUSTEE. The Trustee shall comply with
Section 310(b) of the Trust Indenture Act of 1939.

SECTION 7.09. ELIGIBILITY OF TRUSTEE. There shall at all times be a trustee hereunder which shall be a corporation organized and doing business under the laws of the United States or of any State or Territory thereof or of the District of Columbia, which (a) is authorized under such laws to exercise corporate trust powers and (b) is subject to supervision or examination by Federal, State, Territorial or District of Columbia authority and (c) shall have at all times a combined capital and surplus of not less than U.S. $50 million. If such corporation publishes reports of condition at least annually, pursuant to law, or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation at any time shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the

Trustee shall resign immediately in the manner and with the effect specified in
Section 7.10.

SECTION 7.10. RESIGNATION OR REMOVAL OF TRUSTEE.

                  (a) The Trustee, or any trustee or trustees hereafter appointed, may, upon sixty days written notice to the Corporation, at any time resign with respect to one or more or all series by giving written notice of resignation to the Corporation (i) if any Unregistered Securities of a series affected are then outstanding, by giving notice of such resignation to the Holders thereof, by publication at least once in an Authorized Newspaper in London (and, if required by Section 4.04, at least once in an Authorized Newspaper in Luxembourg), (ii) if any Unregistered Securities of a series affected are then outstanding, by mailing notice of such resignation to the Holders thereof who have filed their names and addresses with the Trustee as described in Section 313(c) of the Trust Indenture Act of 1939 at such addresses as were so furnished to the Trustee and (iii) by mailing notice of such resignation to the Holders of then outstanding Registered Securities of each series affected at their addresses as they shall appear on the Security Register. Upon receiving such notice of resignation the Corporation shall promptly appoint a successor trustee with respect to the applicable series by written instrument, in duplicate, executed by order of the Board of Directors of the Corporation, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within thirty days after the mailing of such notice of resignation to the Securityholders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Debt Security or Debt Securities of the applicable series for at least six months may, subject to the provisions of Section 6.08, on behalf of himself, herself or itself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (b) In case at any time any of the following shall occur:

                           (i) the Trustee shall fail to comply with Section
7.08 with respect to any series of Debt Securities after written request therefor by the Corporation or by any Securityholder who has been a bona fide Holder of a Debt Security or Debt Securities of such series for at least six months, or

                           (ii) the Trustee shall cease to be eligible in
accordance with the provision of Section 7.09 with respect to any series of Debt Securities and shall fail to resign after written request therefor by the Corporation or by any such Securityholder, or

                           (iii) the Trustee shall become incapable of acting
with respect to any series of Debt Securities, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Corporation may remove the Trustee with respect to the applicable series of Debt Securities and appoint a successor trustee with respect to such series by written instrument, in duplicate, executed by order of the Board of Directors of the Corporation, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.08, any Securityholder of such series who has been a bona fide Holder of a Debt Security or Debt Securities of the applicable series for at least six months may, on behalf of himself, herself or itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

                  (c) The Holders of a majority in aggregate principal amount of the Debt Securities of all series (voting as one class) at the time outstanding may at any time remove the Trustee with respect to Debt Securities of all series and appoint a successor trustee with respect to the Debt Securities of all series.

                  (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

SECTION 7.11. ACCEPTANCE BY SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 7.10 shall execute, acknowledge and deliver to the Corporation and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee herein; but, on the written request of the Corporation or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Corporation shall execute any and all instruments in writing in order more fully and certainly to vest in and confirm to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 7.06.

         In case of the appointment hereunder of a successor trustee with respect to the Debt Securities of one or more (but not all) series, the Corporation, the predecessor Trustee and each successor trustee with respect to the Debt Securities of any applicable series shall execute and deliver an indenture supplemental hereto that shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Debt Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such trustee.

         No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09.

         Upon acceptance of appointment by a successor trustee as provided in this Section, the Corporation shall give notice of the succession of such trustee hereunder (a) if any Unregistered Securities of a series affected are then outstanding, to the Holders thereof by publication of such notice at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 4.04, at least once in an Authorized Newspaper in Luxembourg), (b) if any Unregistered Securities of a series affected are then outstanding, to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 313(c) of the Trust Indenture Act, by mailing such notice to such Holders at such addresses as were so furnished to the Trustee (and the Trustee shall make such information available to the Corporation for such purpose) and (c) to the Holders of Registered Securities of each series affected, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register. If the Corporation fails to mail such notice in the prescribed manner within ten days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be so given at the expense of the Corporation.

SECTION 7.12. SUCCESSOR BY MERGER, ETC. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be qualified under the provisions of Section
7.08 and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 7.13. LIMITATIONS ON RIGHTS OF TRUSTEE AS CREDITOR. The Trustee shall comply with Section 311(a) of the Trust Indenture Act of 1939.

                                 ARTICLE EIGHT

                         CONCERNING THE SECURITYHOLDERS

SECTION 8.01. ACTION BY SECURITYHOLDERS. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Debt Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of the Holders of Debt Securities voting in favor thereof at any meeting of Securityholders duly called and held in accordance with the provisions of Article Nine, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Securityholders.

         In determining whether the Holders of a specified percentage in aggregate principal amount of the Debt Securities have taken any action (including the making of any demand or request, the waiving of any notice, consent or waiver or the taking of any other action), the principal amount of any Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be outstanding for such purposes shall be equal to the amount of the principal thereof that could be declared to be due and payable upon an Event of Default pursuant to the terms of such Original Issue Discount Security at the time the taking of such action is evidence to the Trustee.

SECTION 8.02. PROOF OF EXECUTION BY SECURITYHOLDERS. Subject to the provisions of Sections 7.01, 7.02 and 9.05, proof of the execution of any instrument by a Securityholder or its agent or proxy shall be sufficient if made in the following manner:

                  (a) In the case of Holders of Unregistered Securities, the fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the person executing such instruments acknowledged to him the execution thereof or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the person executing the same. The fact of the holding by any Holder of a Debt Security of any series, and the identifying number of such Debt Security and the date of his holding the same, may be proved by the production of such Debt Security or by a certificate executed by any trust company, bank, banker or recognized securities dealer wherever situated satisfactory to the Trustee, if such certificate shall be deemed by the Trustee to be satisfactory. Each such certificate shall be dated and shall state that on the date thereof a Debt Security of such series bearing a specified identifying number was deposited with or exhibited to such trust company, bank, banker or recognized securities dealer by the person named in such certificate. Any such certificate may be issued in respect of one or more Debt Securities of one or more series specified therein. The holding by the person named in any such certificate of any Debt Securities of any series specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (1) another certificate bearing a later date issued in respect of the same Debt Securities shall be produced, or (2) the Debt Security of such series specified in such certificate shall be produced by some other person, or (3) the Debt Security of such series specified in such certificates shall have ceased to be outstanding. Subject to Sections 7.01, 7.02 and 9.05, the fact and date of the execution of any such instrument and the amount and numbers of Debt Securities of any series held by the person so executing such instrument and the amount and numbers of any Debt Security or Debt Securities for such series may also be proven in accordance with such reasonable rules and regulations as may be prescribed by the Trustee for such series or in any other manner that the Trustee for such series may deem sufficient.

                  (b) In the case of Registered Securities, the ownership of such Debt Securities shall be proved by the Security Register or by a certificate of the Security Registrar.

SECTION 8.03. WHO ARE DEEMED ABSOLUTE OWNERS. The Corporation, the Trustee, any paying agent, any transfer agent and any Security Registrar may treat the Holder of any Unregistered Security and the Holder of any Coupon as the absolute owner of such Unregistered Security or Coupon (whether or not such Unregistered Security or Coupon shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes and neither the Corporation, the Trustee, any paying agent, any transfer agent nor any Security Registrar shall be affected by any notice to the contrary. The Corporation, the Trustee, any paying agent, any transfer agent and any Security Registrar may, subject to Section 2.04 hereof, treat the person in whose name a Registered Security shall be registered upon the Security Register as the absolute owner of such Registered Security (whether or not such Registered Security shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes and neither the Corporation, the Trustee, any paying agent, any transfer agent nor any Security Registrar shall be affected by any notice to the contrary.

SECTION 8.04. CORPORATION-OWNED DEBT SECURITIES DISREGARDED. In determining whether the Holders of the required aggregate principal amount of Debt Securities have concurred in any direction, consent or waiver under this Indenture, Debt Securities that are owned by the Corporation or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the

Corporation, shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Debt Securities that the Trustee knows are so owned shall be disregarded. Debt Securities so owned that have been pledged in good faith may be regarded as outstanding for the purposes of this Section if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Debt Securities and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Corporation. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

SECTION 8.05. REVOCATION OF CONSENTS; FUTURE SECURITYHOLDERS BOUND. At any time prior to the taking of any action by the Holders of the percentage in aggregate principal amount of the Debt Securities specified in this Indenture in connection with such action, any Holder of a Debt Security the identifying number of which is shown by the evidence to be included in the Debt Securities the Holders of which have consented to such action may, by filing written notice with the Trustee at its office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Debt Security. Except as aforesaid any such action taken by the Holder of any Debt Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Debt Security and of any Debt Security issued in exchange or substitution therefor irrespective of whether or not any notation in regard thereto is made upon such Debt Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Debt Securities specified in this Indenture in connection with such action shall be conclusively binding upon the Corporation, the Trustee and the Holders of all the Debt Securities of each series intended to be affected thereby.

SECTION 8.06. SECURITIES IN A FOREIGN CURRENCY. Unless otherwise specified in an Officers' Certificate delivered pursuant to Section 2.01 of this Indenture or in an indenture supplemental hereto with respect to a particular series of Debt Securities, on any day when for purposes of this Indenture any action may be taken by the Holders of a specified percentage in aggregate principal amount of two or more series of outstanding Debt Securities and, at such time, there are outstanding Debt Securities of at least one such series that are denominated in a coin or currency other than that of at least one other such series, then the principal amount of Debt Securities of each such series (other than any such series denominated in U.S. Dollars) that shall be deemed to be outstanding for the purpose of taking such action shall be that amount of U.S. Dollars that could be obtained for such amount at the Market Exchange Rate. For purposes of this Section 8.06, "Market Exchange Rate" shall mean (i) for any conversion involving a Currency unit on the one hand and dollars or any foreign currency on the other, the exchange rate between the relevant Currency unit and dollars or such foreign currency, (ii) for any conversion of dollars into any foreign currency, the noon U.S. Dollar buying rate for such foreign currency for cable transfers quoted in The City of New York on such day as certified for customs purposes by the Federal Reserve Bank of New York and (iii) for any conversion of one foreign currency into dollars or another foreign currency, the spot rate at noon local time in the relevant market at which, in accordance with normal banking procedures, the dollars or foreign currency into which conversion is being made could be purchased with the foreign currency from which conversion is being made from major banks located in either New York City, London or any other principal market for dollars or such purchased foreign currency. In the event of the unavailability of any of the exchange rates provided for in the foregoing clauses (i), (ii) and (iii) the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City, London or other principal market for such Currency or Currency unit in question, or such other quotations as the Trustee shall deem appropriate. Unless otherwise specified by the Trustee, if there is more than one market for dealing in any Currency or Currency unit by reason of foreign exchange regulations or otherwise, the market to be used in respect of such Currency or Currency unit shall be that upon which a nonresident issuer of securities designated in such Currency or Currency unit would purchase such Currency or Currency unit in order to make payments in respect of such securities. The provisions of this paragraph shall apply in determining the equivalent number of votes that each Securityholder or proxy shall be entitled to pursuant to Section 9.05, in respect of Debt Securities of a series denominated in a currency other than U.S. Dollars.

         All decisions and determinations of the Corporation regarding the Market Exchange Rate shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Corporation and all Holders.

                                  ARTICLE NINE

                            SECURITYHOLDERS' MEETINGS

SECTION 9.01. PURPOSES OF MEETINGS. A meeting of Securityholders of any or all series may be called at any time and from time to time pursuant to the provisions of this Article for any of the following purposes:

                           (1) to give any notice to the Corporation or to the
Trustee, or to give any directions to the Trustee, or to waive any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article Six;

                           (2) to remove the Trustee and appoint a successor
trustee pursuant to the provisions of Article Seven;

                           (3) to consent to the execution of an indenture or
indentures supplemental hereto pursuant to the provisions of Section 10.02; or

                           (4) to take any other action authorized to be taken
by or on behalf of the Holders of any specified aggregate principal amount of the Debt Securities of any or all series, as the case may be, under any other provision of this Indenture or under applicable law.

SECTION 9.02. CALL OF MEETINGS BY TRUSTEE. The Trustee may at any time call a meeting of Holders of Debt Securities of any or all series to take any action specified in Section 9.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London, as the Trustee shall determine. Notice of every meeting of the Holders of Debt Securities of any or all series, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given (i) if any Unregistered Securities of a series that may be affected by the action proposed to be taken at such meeting are then outstanding, to all Holders thereof, by publication at least twice in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least twice in an Authorized Newspaper in London (and, if required by Section 4.04, at least once in an Authorized Newspaper in Luxembourg) prior to the date fixed for the meeting, the first publication, in each case, to be not less than twenty nor more than one hundred eighty days prior to the date fixed for the meeting and the last publication to be not more than five days prior to the date fixed for the meeting, (ii) if any Unregistered Securities of a series that may be affected by the action proposed to be taken at such meeting are then outstanding, to all Holders thereof who have filed their names and addresses with the Trustee as described in Section 313(c) of the Trust Indenture Act of 1939, by mailing such notice to such Holders at such addresses, not less than twenty nor more than one hundred eighty days prior to the date fixed for the meeting and (iii) to all Holders of then outstanding Registered Securities of each series that may be affected by the action proposed to be taken at such meeting, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register, not less than twenty nor more than one hundred eighty days prior to the date fixed for the meeting. Failure of any Holder or Holders to receive such notice, or any defect therein, shall in no case affect the validity of any action taken at such meeting. Any meeting of Holders of Debt Securities of all or any series shall be valid without notice if the Holders of all such Debt Securities outstanding, the Corporation and the Trustee are present in person or by proxy or shall have waived notice thereof before or after the meeting. The Trustee may fix, in advance, a date as the record date for determining the Holders entitled to notice of or to vote at any such meeting at not less than twenty or more than one hundred eighty days prior to the date fixed for such meeting.

SECTION 9.03. CALL OF MEETINGS BY CORPORATION OR SECURITYHOLDERS. In case at any time the Corporation, pursuant to a Board

Resolution, or the Holders of at least ten percent in aggregate principal amount of the Debt Securities of any or all series, as the case may be, then outstanding, shall have requested the Trustee to call a meeting of Securityholders of any or all series to take any action authorized in Section 9.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed or published, as provided in Section 9.02, the notice of such meeting within thirty days after receipt of such request, then the Corporation or the Holders of such Debt Securities in the amount above specified may determine the time and the place in said Borough of Manhattan, The City of New York or London for such meeting and may call such meeting to take any action authorized in Section 9.01, by mailing notice thereof as provided in Section 9.02.

SECTION 9.04. QUALIFICATION FOR VOTING. To be entitled to vote at any meeting of Securityholders a person shall be a Holder of one or more Debt Securities of a series with respect to which a meeting is being held or a person appointed by instrument in writing as proxy by such a Holder. The only persons who shall be entitled to be present or to speak at any meeting of the Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Corporation and its counsel.

SECTION 9.05. REGULATIONS. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Debt Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Corporation or by Securityholders as provided in Section 9.03, in which case the Corporation or the Securityholder calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Debt Securities represented at the meeting and entitled to vote.

         Subject to the provisions of Sections 8.01 and 8.04, at any meeting each Securityholder or proxy shall be entitled to one vote for each U.S. $1,000 principal amount of Debt Securities held or represented by him, her or it; provided, however, that no vote shall be cast or counted at any meeting in respect of any Debt Security challenged as not outstanding and ruled by the chairman of the meeting not to be outstanding. The chairman of the meeting shall have no right to vote except as a Securityholder or proxy. Any meeting of Securityholders duly called pursuant to the provisions of Section 9.02 or

9.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

SECTION 9.06. VOTING. The vote upon any resolution submitted to any meeting of Securityholders shall be by written ballot on which shall be subscribed the signatures of the Securityholders or proxies and on which shall be inscribed the identifying number or numbers or to which shall be attached a list of identifying numbers of the Debt Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavit by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 9.02 or Section 9.03. The record shall be signed and verified by the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Corporation and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                  ARTICLE TEN

                             SUPPLEMENTAL INDENTURES

SECTION 10.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF SECURITYHOLDERS. The Corporation, when authorized by Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939) for one or more of the following purposes:

                  (a) to evidence the succession of another entity to the Corporation, or successive successions, and the assumption by any successor entity of the covenants, agreements and obligations of the Corporation pursuant to Article Eleven hereof;

                  (b) to add to the covenants of the Corporation such further covenants, restrictions, conditions or provisions as its Board of Directors and the Trustee shall consider to be for the protection of the Holders of Debt Securities of any or all series, or the Coupons appertaining to such Debt Securities, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions, conditions or provisions a default or an Event of Default with respect to any or all series



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

permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth, with such period of grace, if any, and subject to such conditions as such supplemental indenture may provide;

                  (c) to add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Debt Securities of any series in bearer form, registrable or not registrable as to principal, and with or without interest Coupons, and to provide for exchangeability of such Debt Securities with Debt Securities issued hereunder in fully registered form and to make all appropriate changes for such purpose, and to add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of uncertificated Debt Securities of any series;

                  (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture that may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture as shall not adversely affect the interests of the Holders of any series of Debt Securities or any Coupons appertaining to such Debt Securities;

                  (e) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee;

                  (f) to evidence and provide for the acceptance and appointment hereunder by a successor trustee with respect to the Debt Securities of one or more series and to add or change provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to Section 7.11;

                  (g) to establish the form or terms of Debt Securities of any series as permitted by Sections 2.01 and 2.03; and

                  (h) to change or eliminate any provision of this Indenture, provided that any such change or elimination (i) shall become effective only when there is no Debt Security outstanding of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision or (ii) shall not apply to any Debt Security outstanding.

         The Trustee is hereby authorized to join with the Corporation in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture that adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.



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

         Any supplemental indenture authorized by the provisions of this Section may be executed by the Corporation and the Trustee without the consent of the Holders of any of the Debt Securities at the time outstanding, notwithstanding any of the provisions of Section 10.02.

SECTION 10.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF SECURITYHOLDERS. With the consent (evidenced as provided in Section 8.01) of the Holders of not less than a majority in the aggregate principal amount of the Debt Securities of all series at the time outstanding affected by such supplemental indenture (voting as one class), the Corporation, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indentures or modifying in any manner the rights of the Holders of the Debt Securities of each such series or any Coupons appertaining to such Debt Securities; provided, however, that no such supplemental indenture shall (i) change the fixed maturity of any Debt Securities, or reduce the principal amount thereof (or premium, if any), or reduce the rate or extend the time of payment of any interest or Additional Amounts thereon or reduce the amount due and payable upon acceleration of the maturity thereof or the amount provable in bankruptcy, or make the principal of (premium, if any) or interest, if any, or Additional Amounts, if any, on any Debt Security payable in any coin or currency other than that provided in such Debt Security, (ii) impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity (or, in the case of redemption, on or after the Redemption Date) or (iii) reduce the aforesaid percentage of Debt Securities, the consent of the Holders of which is required for any such supplemental indenture, or the percentage required for the consent of the Holders pursuant to Section 6.01 to waive defaults, without the consent of the Holder of each Debt Security so affected.

         Upon the request of the Corporation, accompanied by a copy of a Board Resolution certified by the Secretary or an Assistant Secretary of the Corporation authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Corporation in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Promptly after the execution and delivery by the Corporation and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall give notice of such supplemental indenture (i) to the Holders of then outstanding Registered Securities of each series affected thereby, by mailing a notice thereof by first class mail to such Holders at their addresses as they shall appear on the Security Register, (ii) if any Unregistered Securities of a series affected thereby are then outstanding, to the Holders thereof who have filed their names and addresses with the Trustee as described in Section 313(c) of the Trust Indenture Act, by mailing a notice thereof by first class mail to such Holders at such addresses as were so furnished to the Trustee and (iii) if any Unregistered Securities of a series affected thereby are then outstanding, to all Holders thereof, by Publication of a notice thereof at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 4.04, at least once in an Authorized Newspaper in Luxembourg), and in each case such notice shall set forth in general terms the substance of such supplemental indenture. Any failure of the Corporation to mail or publish such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 10.03. COMPLIANCE WITH TRUST INDENTURE ACT; EFFECT OF SUPPLEMENTAL INDENTURES. Any supplemental indenture executed pursuant to the provisions of this Article Ten shall comply with the Trust Indenture Act of 1939. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Ten, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Corporation and the Holders of Debt Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         The Trustee, subject to the provisions of Sections 7.01 and 7.02, shall be provided an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the provisions of this Article Ten.

SECTION 10.04. NOTATION ON DEBT SECURITIES. Debt Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Ten may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. New Debt Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Corporation, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Corporation, authenticated by the Trustee and delivered, without charge to the Securityholders, in exchange for the Debt Securities of such series then outstanding.

                                 ARTICLE ELEVEN

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

SECTION 11.01. CORPORATION MAY CONSOLIDATE, ETC., ON CERTAIN TERMS. The Corporation covenants that it will not merge or consolidate with any other entity or sell or convey all or substantially all of its assets to any person or entity, unless (i) either the Corporation shall be the continuing corporation, or the successor entity (if other than the Corporation) shall be an entity organized and existing under the laws of the United States of America or any State thereof and such successor entity shall expressly assume, by a supplemental indenture in form satisfactory to the Trustee and executed and delivered to the Trustee by such successor entity, the due and punctual payment of the principal of (and premium, if any), interest, if any, and Additional Amounts, if any, on all the Debt Securities and any Coupons, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or satisfied by the Corporation, (ii) immediately after giving effect to such merger or consolidation, or such sale or conveyance, no Event of Default, and no event that, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing and (iii) the Corporation shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating, that such consolidation, merger, sale or conveyance and such supplemental indenture, and any such assumption by the successor entity, complies with the provisions of this Article Eleven.

SECTION 11.02. SUCCESSOR CORPORATION SUBSTITUTED. In case of any such consolidation, merger, sale or conveyance and upon any such assumption by the successor entity, such successor entity shall succeed to and be substituted for the Corporation, with the same effect as if it had been named herein as the party of the first part. Such successor entity thereupon may cause to be signed, and may issue either in its own name or in the name of Delphi Automotive Systems Corporation, any or all of the Debt Securities, and any Coupons appertaining thereto, issuable hereunder which theretofore shall not have been signed by the Corporation and delivered to the Trustee; and, upon the order of such successor entity, instead of the Corporation, and subject to all the terms, conditions and limitations prescribed in this Indenture, the Trustee shall authenticate and shall deliver any Debt Securities or Coupons which previously shall have been signed and delivered by the officers of the Corporation to the Trustee for authentication, and any Debt Securities or Coupons that such successor entity thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Debt Securities, and any Coupons appertaining thereto, so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debt Securities or Coupons theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debt Securities, and any Coupons appertaining thereto, had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale or conveyance, such changes in phraseology and form (but not in substance) may be made in the Debt Securities and Coupons thereafter to be issued as may be appropriate.

SECTION 11.03. CERTIFICATE TO TRUSTEE. On or before April 1, 2003, and on or before April 1 in each year thereafter, the Corporation will deliver to the Trustee an Officers' Certificate signed by the Corporation's principal executive officer, principal financial officer or principal accounting officer, as to such Officer's knowledge of the Corporation's compliance with all conditions and covenants under this Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under this Indenture), as required by Section 314(a)(4) of the Trust Indenture Act of 1939.

                                 ARTICLE TWELVE

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONIES

SECTION 12.01. DISCHARGE OF INDENTURE. If at any time (i) the Corporation shall have delivered to the Trustee for cancellation all Debt Securities of any series theretofore authenticated (other than any Debt Securities of such series and Coupons pertaining thereto that shall have been destroyed, lost or stolen and that shall have been replaced or paid as provided in Section 2.07) or (ii) all Debt Securities of any series and any Coupons appertaining to such Debt Securities not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Corporation shall deposit or cause to be deposited with the Trustee as trust funds the entire amount (other than monies repaid by the Trustee or any paying agent to the Corporation in accordance with Sections 12.04 or 12.05) sufficient to pay at maturity or upon redemption or repayment all Debt Securities of such series and all Coupons appertaining to such Debt Securities not theretofore delivered to the Trustee for cancellation (other than any Debt Securities of such series and Coupons pertaining thereto that shall have been destroyed, lost or stolen and that shall have been replaced or paid as provided in Section 2.07), including principal (and premium, if any), interest, if any, and Additional Amounts, if any, due or to become due to such date of maturity, Redemption Date or Repayment Date, as the case may be, and if in either case the Corporation shall also pay or cause to be paid all other sums payable hereunder by the Corporation with respect to such series, then this Indenture shall cease to be of further effect with respect to the Debt



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

Securities of such series or any Coupons appertaining to such Debt Securities, and the Trustee, on demand of and at the cost and expense of the Corporation and subject to Section 14.04, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to the Debt Securities of such series and all Coupons appertaining to such Debt Securities. The Corporation agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Debt Securities of such series or any Coupons appertaining to such Debt Securities.

SECTION 12.02. SATISFACTION, DISCHARGE AND DEFEASANCE OF DEBT SECURITIES OF ANY SERIES. If pursuant to Section 2.01 provision is made for the defeasance of Debt Securities of a series, then the provisions of this Section 12.02 shall be applicable except as otherwise specified as contemplated by Section 2.01 for Debt Securities of such series. At the Corporation's option, either (a) the Corporation shall be deemed to have paid and discharged the entire indebtedness on all the outstanding Debt Securities of any such series and the Trustee, at the expense of the Corporation, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness or (b) the Corporation shall cease to be under any obligation to comply with any term, provision, condition or covenant specified as contemplated by Section 2.01, when

                  (a) either

                           (1) with respect to all outstanding Debt Securities
of such series,

                                    (i) the Corporation has deposited or caused
to be deposited with the Trustee as trust funds in trust for the purpose an amount (in such currency in which such outstanding Debt Securities and any related Coupons are then specified as payable at Stated Maturity) sufficient to pay and discharge the entire indebtedness of all outstanding Debt Securities of such series for principal (and premium, if any), interest, if any, and Additional Amounts, if any, to the Stated Maturity or any Redemption Date as contemplated by the last paragraph of this Section 12.02, as the case may be; or

                                    (ii) the Corporation has deposited or caused
to be deposited with the Trustee as obligations in trust for the purpose such amount of direct noncallable obligations of, or noncallable obligations the payment of principal of and interest on which is fully guaranteed by, the United States of America, or to the payment of which obligations or guarantees the full faith and credit of the United States of America is pledged, maturing as to principal and interest in such amounts and at such times as will, together with the income to accrue thereon (but without reinvesting any proceeds thereof), be sufficient to pay and discharge the entire indebtedness on all outstanding Debt Securities of such series for principal (and premium, if any), interest, if any, and Additional Amounts , if any, to the Stated Maturity or any Redemption Date as contemplated by the last paragraph of this Section 12.02, as the case may be; or



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

                           (2) the Corporation has properly fulfilled such other
terms and conditions of the satisfaction and discharge as is specified, as contemplated by Section 2.01, as applicable to the Debt Securities of such series, and

                  (b) the Corporation has paid or caused to be paid all other sums payable with respect to the outstanding Debt Securities of such series, and

                  (c) The Corporation has delivered to the Trustee an Opinion of Counsel stating that (i) the Corporation has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the holders of the outstanding Debt Securities and any related Coupons will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amounts and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred, and

                  (d) the Corporation has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all outstanding Debt Securities of any such series have been complied with.

         Any deposits with the Trustee referred to in Section 12.02(l)(A) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. If any outstanding Debt Securities of such series are to be redeemed prior to their Stated Maturity, whether pursuant to an optional redemption provision or in accordance with any mandatory sinking fund requirement or otherwise, the applicable escrow trust agreement shall provide therefor and the Corporation shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Corporation.

SECTION 12.03. DEPOSITED MONIES TO BE HELD IN TRUST BY TRUSTEE. All monies deposited with the Trustee pursuant to Section 12.01 or 12.02 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Corporation acting as its own paying agent), to the Holders of the particular Debt Securities and of any Coupons appertaining to such Debt Securities for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal (and premium, if any), interest, if any, and Additional Amounts, if any.

SECTION 12.04. PAYING AGENT TO REPAY MONIES HELD. In connection with the satisfaction and discharge of this Indenture with respect to Debt Securities of any



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

series, all monies with respect to such Debt Securities then held by any paying agent under the provisions of this Indenture shall, upon demand of the Corporation, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from any further liability with respect to such monies.

SECTION 12.05. RETURN OF UNCLAIMED MONIES. Any monies deposited with or paid to the Trustee or any paying agent for the payment of the principal of (and premium, if any), interest, if any, and Additional Amounts, if any, on any Debt Security and not applied but remaining unclaimed for two years after the date upon which such principal (and premium, if any), interest, if any, and Additional Amounts, if any, shall have become due and payable, shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Corporation by the Trustee or such paying agent on demand, and the Holder of such Debt Security or any Coupon appertaining to such Debt Security shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, thereafter look only to the Corporation for any payment that such Holder may be entitled to collect and all liability of the Trustee or any paying agent with respect to such monies shall thereupon cease; provided, however, that the Trustee or such paying agent, before being required to make any such repayment with respect to monies deposited with it or any payment in respect of Unregistered Securities of any series, may at the expense of the Corporation cause to be published once, in an Authorized Newspaper in the Borough of Manhattan, The City of New York and once in an Authorized Newspaper in London (and, if required by Section 4.04, at least once in an Authorized Newspaper in Luxembourg), notice that such monies remain and that, after a date specified therein, which shall not be less than thirty days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Corporation.

                                ARTICLE THIRTEEN

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS

SECTION 13.01. INDENTURE AND DEBT SECURITIES SOLELY CORPORATE OBLIGATIONS. No recourse under or upon any obligation, covenant or agreement contained in this Indenture or any indenture supplemental hereto, or in any Debt Security, or because or on account of any indebtedness evidenced thereby, shall be had against any past, present or future incorporator, stockholder, officer or director, or other applicable principal, as such, of the Corporation or of any successor entity, either directly or through the Corporation or any successor entity, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the



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

acceptance of the Debt Securities by the Holders thereof and as part of the consideration for the issue of the Debt Securities and Coupons.

                                ARTICLE FOURTEEN

                            MISCELLANEOUS PROVISIONS

SECTION 14.01. BENEFITS OF INDENTURE RESTRICTED TO PARTIES AND SECURITYHOLDERS. Nothing in this Indenture or in the Debt Securities or Coupons, expressed or implied, shall give or be construed to give to any Person, other than the parties hereto and their successors and the Holders of the Debt Securities or Coupons, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Debt Securities or Coupons.

SECTION 14.02. PROVISIONS BINDING ON CORPORATION'S SUCCESSORS. All the covenants, stipulations, promises and agreements contained in this Indenture by or on behalf of the Corporation shall bind its successors and assigns, whether so expressed or not.

SECTION 14.03. ADDRESSES FOR NOTICES, ETC. Any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Debt Securities to or on the Corporation may be given or served by being deposited postage prepaid first class mail in a post office letter box addressed (until another address is filed by the Corporation with the Trustee), as follows: Delphi Corporation, 5725 Delphi Drive, Troy, Michigan 48098, Attention General Counsel. Any notice, direction, request or demand by any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at its Corporate Trust Office, which is, at the date of this Indenture, 1111 Polaris Parkway, Mail Suite OH1-0181, Columbus, Ohio 43240; fax 614-248-5195.

SECTION 14.04. EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT. Upon any application or demand by the Corporation to the Trustee to take any action under any of the provisions of this Indenture, the Corporation shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

         Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition, (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (3) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

SECTION 14.05. LEGAL HOLIDAYS. In any case where the Interest Payment Date, Stated Maturity Date or the Redemption Date of any Debt Securities shall not be a Business Day in a city where payment thereof is to be made, then payment of any interest, premium or Additional Amounts on, or principal of, such Debt Securities or exchange of Debt Securities need not be made on such date in such city but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, or exchange, and no interest shall accrue for the period after such date.

SECTION 14.06. TRUST INDENTURE ACT TO CONTROL. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture by operation of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939 (an "incorporated provision"), such incorporated provision shall control.

SECTION 14.07. EXECUTION IN COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute one and the same instrument.

SECTION 14.08. NEW YORK CONTRACT. This Indenture and each Debt Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State, regardless of the laws that might otherwise govern under applicable New York principles of conflicts of law and except as may otherwise be required by mandatory provisions of law. Any claims or proceedings in respect of this Indenture shall be heard in a federal or state court located in the State of New York.

SECTION 14.09. JUDGMENT CURRENCY. The Corporation agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purposes of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of or interest on the Debt Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in he City of New York the Required Currency with the Judgment Currency on the date on which final unappealable judgment is entered, unless such day is not a New York Banking Day, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Banking Day next preceding the day on which final unappealable judgment is entered and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.

SECTION 14.10. SEVERABILITY OF PROVISIONS. Any prohibition, invalidity or unenforceability of any provision of this Indenture in any jurisdiction shall not invalidate or render unenforceable the remaining provisions hereto in such jurisdiction and shall not invalidate or render unenforceable such provisions in any other jurisdiction.

SECTION 14.11. CORPORATION RELEASED FROM INDENTURE REQUIREMENTS UNDER CERTAIN CIRCUMSTANCES. Whenever in this Indenture the Corporation shall be required to do or not to do any thing so long as any of the Debt Securities of any series shall be Outstanding, the Corporation shall, notwithstanding any such provision, not be required to comply with such provisions if it shall be entitled to have this Indenture satisfied and discharged pursuant to the provisions hereof, even though in either case the Holders of any of the Debt Securities of that series shall have failed to present and surrender them for payment pursuant to the terms of this Indenture.



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

                                ARTICLE FIFTEEN

                                 SINKING FUNDS

SECTION 15.01. APPLICABILITY OF ARTICLE. The provisions of this Article shall be applicable to any sinking fund for the retirement of Debt Securities of a series except as otherwise specified as contemplated by Section 2.01 for Debt Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the term of Debt Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Debt Securities of any series, the amount of any sinking fund payment may be subject to reduction as provided in Section 15.02. Each sinking fund payment shall be applied to the redemption of Debt Securities of any series as provided for by the terms of Debt Securities of such series.

SECTION 15.02. SATISFACTION OF SINKING FUND PAYMENTS WITH DEBT SECURITIES. The Corporation (1) may deliver Outstanding Debt Securities of a series (other than any previously called for redemption), together in the case of any Unregistered Securities of such series with all unmatured Coupons, and (2) may apply as a credit Debt Securities of a series which have been redeemed either at the election of the Corporation pursuant to the terms of such Debt Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Debt Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Debt Securities of such series required to be made pursuant to the terms of such Debt Securities as provided for by the terms of such series; provided that such Debt Securities have not been previously so credited. Such Debt Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Debt Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Debt Securities in lieu of cash payments pursuant to this Section 15.02, the principal amount of Debt Securities to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Debt Securities for redemption, except upon Corporation Order, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment, provided, however, that the Trustee or such Paying Agent shall at the request of the Corporation from time to time pay over and deliver to the Corporation any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Corporation to the Trustee of Debt Securities purchased by the Corporation having an unpaid principal amount equal to the cash payment requested to be released to the Corporation.



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

SECTION 15.03. REDEMPTION OF DEBT SECURITIES FOR SINKING FUND. Not less than 60 days prior to each sinking fund payment date for any series of Debt Securities (unless a shorter period shall be satisfactory to the Trustee), the Corporation will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash, the portion thereof, if any, which is to be satisfied by crediting Debt Securities of that series pursuant to Section 15.02 and the basis for any such credit and, prior to or concurrently with the delivery of such Officers' Certificate, will also deliver to the Trustee any Debt Securities to be so credited and not theretofore delivered to the Trustee. Not less than 30 days (unless a shorter period shall be satisfactory to the Trustee) before each such sinking fund payment date the Trustee shall select the Debt Securities to be redeemed upon such sinking fund payment date in the manner specified in Section
15.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Corporation in the manner provided in Section 3.02. Such notice having been duly given, the redemption of such Debt Securities shall be made upon the terms and in the manner stated in Sections 3.03 and 3.04.

                                ARTICLE SIXTEEN

                       REPAYMENT AT THE OPTION OF HOLDERS

SECTION 16.01. APPLICABILITY OF ARTICLE. Debt Securities of any series that are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with their terms and (except as otherwise specified pursuant to Section 2.01 for Debt Securities of such series) in accordance with this Article.

SECTION 16.02. REPAYMENT OF DEBT SECURITIES. Each Debt Security that is subject to repayment in whole or in part at the option of the Holder thereof on a Repayment Date shall be repaid at the applicable Repayment Price together with interest accrued to such Repayment Date as specified pursuant to Section 2.01.

SECTION 16.03. EXERCISE OF OPTION; NOTICE. Each Holder desiring to exercise such Holder's option for repayment shall, as conditions to such repayment, surrender the Debt Security to be repaid in whole or in part together with written notice of the exercise of such option at any office or agency of the Corporation in a Place of Payment, not less than 30 nor more than 45 days prior to the Repayment Date; provided, however, that surrender of Unregistered Securities together with written notice of exercise of such option shall be made at an office or agency located outside the United States except as otherwise provided in Section 4.02. Such notice, which shall be irrevocable, shall specify the principal amount of such Debt Security to be repaid, which shall be equal to the minimum authorized denomination for such Debt Security or an integral multiple thereof, and shall identify the Debt Security to be repaid and, in the case of a partial repayment of


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

the Debt Security, shall specify the denomination or denominations of the Debt Security or Debt Securities of the same series to be issued to the Holder for the portion of the principal of the Debt Security surrendered which is not to be repaid.

         If any Unregistered Security surrendered for repayment shall not be accompanied by all unmatured Coupons and all matured Coupons in default, such Unregistered Security may be paid after deducting from the Repayment Price an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Corporation and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Unregistered Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Repayment Price, such Holder shall be entitled to receive the amount so deducted without interest thereon; provided, however, that interest represented by Coupons shall be payable only at an office or agency located outside the United States except as otherwise provided in Section 4.02.

         The Corporation shall execute and the Trustee shall authenticate and deliver without service charge to the Holder of any Registered Security so surrendered a new Registered Security or Debt Securities of the same series, of any authorized denomination specified in the foregoing notice, in an aggregate principal amount equal to any portion of the principal of the Registered Security so surrendered which is not to be repaid.

         The Corporation shall execute and the Trustee shall authenticate and deliver without service charge to the Holder of any Unregistered Security so surrendered a new Registered Security or Debt Securities or new Unregistered Security or Debt Securities (and all unmatured Coupons and matured Coupons in default) or any combination thereof of the same series of any authorized denomination or denominations specified in the foregoing notice, in an aggregate principal amount equal to any portion of the principal of the Debt Security so surrendered which is not to be paid; provided, however, that the issuance of a Registered Security therefor shall be subject to applicable laws and regulations, including provisions of the United States federal income tax laws and regulations in effect at the time of the exchange; neither the Corporation, the Trustee nor the Security Registrar shall issue Registered Securities for Unregistered Securities if it has received an Opinion of Counsel that as a result of such issuance the Corporation would suffer adverse consequences under the United States federal income tax laws then in effect and the Corporation has delivered to the Trustee a Corporation Order directing the Trustee not to make such issuances thereafter unless and until the Trustee receives a subsequent Corporation Order to the contrary. The Corporation shall deliver copies of such Corporation Order to the Security Registrar.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the repayment of Debt Securities shall relate, in the case of any



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

Debt Security repaid or to be repaid only in part, to the portion of the principal of such Debt Security which has been or is to be repaid.

SECTION 16.04. ELECTION OF REPAYMENT BY REMARKETING ENTITIES. The Corporation may elect, with respect to Debt Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity, at any time prior to any Repayment Date to designate one or more Remarketing Entities to purchase, at a price equal to the Repayment Price, Debt Securities of such series from the Holders thereof who give notice and surrender their Debt Securities in accordance with Section 16.03.

SECTION 16.05. DEBT SECURITIES PAYABLE ON THE REPAYMENT DATE. Notice of exercise of the option of repayment having been given and the Debt Securities so to be repaid having been surrendered as aforesaid, such Debt Securities shall, unless purchased in accordance with Section 16.04, on the Repayment Date become due and payable at the price therein specified and from and after the Repayment Date such Debt Securities shall cease to bear interest and shall be paid on the Repayment Date, and the Coupons to Unregistered Securities so to be repaid, except to the extent provided above, shall be void, unless the Corporation shall default in the payment of such price, in which case the Corporation shall continue to be obligated for the principal amount of such Debt Securities and shall be obligated to pay interest on such principal amount at the rate borne by such Debt Securities from time to time until payment in full of such principal amount.

                               ARTICLE SEVENTEEN

                        SUBORDINATION OF DEBT SECURITIES

SECTION 17.01. DEBT SECURITIES SUBORDINATE TO SENIOR DEBT. The Corporation covenants and agrees that anything in this Indenture or the Debt Securities of any series to the contrary notwithstanding, the indebtedness evidenced by the Debt Securities of each series or any Coupons appurtenant thereto is subordinate and junior in right of payment to all Senior Debt to the extent provided herein, and each Holder of Debt Securities of each series or any Coupons appurtenant thereto, by such Holder's acceptance thereof, likewise covenants and agrees to the subordination herein provided and shall be bound by the provisions hereof. Senior Debt shall continue to be Senior Debt and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of the Senior Debt or extension or renewal of the Senior Debt.

         In the event that the Corporation shall default in the payment of any principal of (or premium, if any) or interest on any Senior Debt when the same become due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, upon written notice of such default to the Corporation by the Holders of Senior Debt or any trustee therefor, unless and until such default shall



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

have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of (or premium, if any) or interest on any of the Debt Securities, or in respect of any redemption, repayment, retirement, purchase or other acquisition of any of the Debt Securities.

         In the event of

         (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Corporation, its creditors or its property,

         (b) any proceeding for the liquidation, dissolution or other winding up of the Corporation, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings,

         (c) any assignment by the Corporation for the benefit of creditors, or

         (d) any other marshalling of the assets of the Corporation,

all Senior Debt (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any Holder of any of the Debt Securities or Coupons on account thereof. Any payment or distribution, whether in cash, securities or other property (other than securities of the Corporation or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Debt Securities, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Debt Securities of any series or any Coupons appurtenant thereto shall be paid or delivered directly to the Holders of Senior Debt in accordance with the priorities then existing among such Holders until all Senior Debt (including any interest thereon accruing after the commencement of any such proceedings) shall have been paid in full. In the event of any such proceeding, after payment in full of all sums owing with respect to Senior Debt, the Holders of the Debt Securities and Coupons, together with the Holders of any obligations of the Corporation ranking on a parity with the Debt Securities, shall be entitled to be paid from the remaining assets of the Corporation the amounts at the time due and owing on account of unpaid principal of (and premium, if any) and interest on the Debt Securities and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Corporation ranking junior to the Debt Securities and such other obligations.



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

         In the event that, notwithstanding the foregoing, any payment or distribution of any character or any security, whether in cash, securities or other property (other than securities of the Corporation or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Debt Securities, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), shall be received by the Trustee or any Holder in contravention of any of the terms hereof such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Debt at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all such Senior Debt in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Debt is hereby irrevocably authorized to endorse or assign the same.

         No present or future holder of any Senior Debt shall be prejudiced in the right to enforce subordination of the indebtedness evidenced by the Debt Securities by any act or failure to act on the part of the Corporation. Nothing contained herein shall impair, as between the Corporation and the Holders of Debt Securities of each series, the obligation of the Corporation to pay to such Holders the principal of (and premium, if any) and interest upon such Debt Securities and Coupons, or prevent the Trustee or the Holder from exercising all rights, powers and remedies otherwise permitted by applicable law or hereunder upon a default or Event of Default hereunder, all subject to the rights of the holders of the Senior Debt to receive cash, securities or other property otherwise payable or deliverable to the Holders.

         Senior Debt shall not be deemed to have been paid in full unless the holders thereof shall have received cash, securities or other property equal to the amount of such Senior Debt then outstanding. Upon the payment in full of all Senior Debt, the Holders of Debt Securities of each series and Coupons, if any, shall be subrogated to all rights of any holders of Senior Debt to receive any further payments or distributions applicable to the Senior Debt until the indebtedness evidenced by the Debt Securities of such series and Coupons, if any, shall have been paid in full, and such payments or distributions received by such Holders, by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the holders of Senior Debt, shall, as between the Corporation and its creditors other than the holders of Senior Debt, on the one hand, and such Holders, on the other hand, be deemed to be a payment by the Corporation on account of Senior Debt, and not on account of the Debt Securities of such series.

         The Trustee and Holders will take action (including, without limitation, the delivery of this Indenture to an agent for the holders of Senior Debt or consent to the



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

filing of a financing statement with respect hereto) as may, in the opinion of counsel designated by the holders of a majority in principal amount of the Senior Debt at the time outstanding, be necessary or appropriate to assure the effectiveness of the subordination effected by these provisions.

         The provisions of this Section 17.01 shall not impair any rights, interests, remedies or powers of any secured creditor of the Corporation in respect of any security interest the creation of which is not prohibited by the provisions of this Indenture.

         The securing of any obligations of the Corporation, otherwise ranking on a parity with the Debt Securities or ranking junior to the Debt Securities, shall not be deemed to prevent such obligations from constituting, respectively, obligations ranking on a parity with the Debt Securities or ranking junior to the Debt Securities.

SECTION 17.02. TRUSTEE AND HOLDERS OF DEBT SECURITIES MAY RELY ON CERTIFICATE OF LIQUIDATING AGENT; TRUSTEE MAY REQUIRE FURTHER EVIDENCE AS TO OWNERSHIP OF SENIOR DEBT; TRUSTEE NOT FIDUCIARY TO HOLDERS OF SENIOR DEBT. Upon any payment or distribution of assets of the Corporation referred to in this Article Seventeen, the Trustee and the Holders shall be entitled to rely upon an order or decree made by any court of competent jurisdiction in which such dissolution or winding up or liquidation or reorganization or arrangement proceedings are pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other Person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Corporation, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Seventeen. In the absence of any such bankruptcy trustee, receiver, assignee or other Person, the Trustee shall be entitled to rely upon a written notice by a Person representing himself or herself to be a holder of Senior Debt (or a trustee or representative on behalf of such holder) as evidence that such Person is a holder of such Senior Debt (or is such a trustee or representative). In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any person as holder of Senior Debt to participate in any payments or distributions pursuant to this Article Seventeen, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Article Seventeen, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive payment. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Debt.



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

SECTION 17.03. PAYMENT PERMITTED IF NO DEFAULT. Nothing contained in this Article Seventeen or elsewhere in this Indenture, or in any of the Debt Securities, shall prevent (a) the Corporation at any time, except during the pendency of any dissolution, winding up, liquidation or reorganization proceedings referred to in, or under the conditions described in, Section 17.01, from making payments of the principal of (or premium, if any) or interest on the Debt Securities or (b) the application by the Trustee or any Paying Agent of any moneys deposited with it hereunder to payments of the principal of or interest on the Debt Securities, if, at the time of such deposit, the Trustee or such Paying Agent, as the case may be, did not have the written notice provided for in Section 17.04 of any event prohibiting the making of such deposit, or if, at the time of such deposit (whether or not in trust) by the Corporation with the Trustee or any Paying Agent (other than the Corporation) such payment would not have been prohibited by the provisions of this Article, and the Trustee or any Paying Agent shall not be affected by any notice to the contrary received by it on or after such date.

SECTION 17.04. TRUSTEE NOT CHARGED WITH KNOWLEDGE OF PROHIBITION. Anything in this Article Seventeen or elsewhere in this Indenture contained to the contrary notwithstanding, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of money to or by the Trustee and shall be entitled conclusively to assume that no such facts exist and that no event specified in Section 17.01 has happened, unless and until a Responsible Officer of the Trustee shall have received written notice to that effect from the Corporation or signed by or on behalf of the holder or holders or their representatives, of Senior Debt who shall have been certified by the Corporation or otherwise established to the reasonable satisfaction of the Trustee to be such holder or holders or representatives or from any trustee under the indenture pursuant to which such Senior Debt shall be outstanding; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 7.01, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Security), then, anything herein contained to the contrary notwithstanding, but without limiting the rights and remedies of the holders of Senior Debt or any representatives therefor, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date. Any notice required or permitted to be given to the Trustee by a holder of Senior Debt or by any representatives thereof shall be in writing and shall be sufficient for every purpose hereunder if in writing and either (i) sent via facsimile to the Trustee, the receipt of which shall be confirmed via telephone, or (ii) mailed, first class postage prepaid, or sent by overnight carrier, to the Trustee addressed to its Corporate Trust Office or to any other address furnished in writing to such holder of Senior Debt by



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the Trustee. The Corporation shall give prompt written notice to the Trustee and to the Paying Agent of any facts that would prohibit the payment of money to or by the Trustee or any Paying Agent.

SECTION 17.05. TRUSTEE TO EFFECTUATE SUBORDINATION. Each Holder of Debt Securities or Coupons by such Holder's acceptance thereof authorizes and directs the Trustee in such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as between such Holder and holders of Senior Debt as provided in this Article and appoints the Trustee its attorney-in-fact for any and all such purposes.

SECTION 17.06. RIGHTS OF TRUSTEE AS HOLDER OF SENIOR DEBT. The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at the time be held by it, to the same extent as any other holder of Senior Debt, provided that nothing in this Article shall deprive the Trustee of any rights as such holder and provided further that nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to
Section 7.06.

SECTION 17.07. ARTICLE APPLICABLE TO PAYING AGENTS. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Corporation and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if the Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 17.04 and 17.06 shall not apply to the Corporation or any Affiliate of the Corporation if the Corporation or such Affiliate acts as Paying Agent.

SECTION 17.08. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF THE CORPORATION OR HOLDERS OF SENIOR DEBT. No right of any present or future holders of any Senior Debt to enforce subordination as herein provided shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Corporation or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Corporation with the terms, provision and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Debt may, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter any such Senior Debt, or amend or supplement any instrument pursuant to which any such Senior Debt is issued or by which it may be secured, or release any security therefor, or exercise or refrain from exercising any other of their rights under the Senior Debt including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders of the Debt Securities or the Trustee and without affecting the obligations of the Corporation, the Trustee or the Holders of the Debt Securities under this Article.



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                                ARTICLE EIGHTEEN

                      CONVERSION OF CONVERTIBLE SECURITIES

SECTION 18.01. APPLICABILITY OF ARTICLE. If an Officers' Certificate or supplemental indenture pursuant to Section 2.01 provides that the Debt Securities of a series shall be Convertible Securities, Debt Securities of such series shall be convertible in accordance with their terms and (except as otherwise specified in such Officers' Certificate or supplemental indenture) in accordance with this Article. In case by reason of the operation of this Article Eighteen, the Convertible Securities shall be convertible into any other shares or other securities or property of the Corporation or any other corporation, any reference in this Indenture to the conversion of Convertible Securities pursuant to this Article Eighteen shall be deemed to refer to and include conversion of Convertible Securities into such other shares or other securities or property.

SECTION 18.02. RIGHT TO CONVERT. Subject to and upon compliance with the provisions of this Article, the Holder of any Convertible Security shall have the right, at such Holder's option, at any time prior to the close of business on the date set forth in the Officers' Certificate delivered pursuant to Section
2.01 hereof (or if such Convertible Security is called for redemption or submitted for repayment, then in respect of such Convertible Security to and including but not after the close of business on the second Business Day prior to the Redemption or Repayment Date, as the case may be, unless the Corporation shall default in the payment due) to convert the principal amount of any such Convertible Security, or, in the case of any Convertible Security of a denomination greater than $1,000, any portion of such principal which is $1,000 or an integral multiple thereof, into that number of fully paid and nonassessable shares of Common Stock (as such shares shall then be constituted) obtained by dividing the principal amount of the Convertible Security or portion thereof surrendered for conversion by the Conversion Price, by surrender of the Convertible Security so to be converted in whole or in part in the manner provided in Section 18.03. Such conversion shall be effected by the Corporation.

SECTION 18.03. EXERCISE OF CONVERSION PRIVILEGE; DELIVERY OF COMMON STOCK ON CONVERSION; NO ADJUSTMENT FOR INTEREST OR DIVIDENDS. In order to exercise the conversion privilege, the Holder of any Convertible Security to be converted in whole or in part shall surrender such Convertible Security at an office or agency maintained by the Corporation pursuant to Section 4.02, accompanied by the funds, if any, required by the last paragraph of this Section, together with written notice of conversion in the form provided on the Convertible Securities, that the Holder elects to convert such Convertible Security or the portion thereof specified in said notice. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be deliverable on such conversion shall be registered, and shall be accompanied by transfer taxes, if required pursuant to Section 18.08. Each Convertible Security surrendered for conversion shall,



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

unless the shares deliverable on conversion are to be registered in the same name as the registration of such Convertible Security, be duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Corporation duly executed by, the Holder or such Holder's duly authorized attorney.

         As promptly as practicable after the surrender of such Convertible Security and the receipt of such notice and funds, if any, as aforesaid, the Corporation shall deliver at such office or agency to such Holder, or on such Holder's written order, a certificate or certificates for the number of full shares deliverable upon the conversion of such Convertible Security or portion thereof in accordance with the provisions of this Article and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion as provided in Section 18.04. In case any Convertible Security of a denomination greater than $1,000 shall be surrendered for partial conversion and subject to Section 2.04, the Corporation shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Holder of the Convertible Security so surrendered, without charge to such Holder, a new Convertible Security or Convertible Securities in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Convertible Security.

         Each conversion shall be deemed to have been effected on the date on which such Convertible Security shall have been surrendered (accompanied by the funds, if any, required by the last paragraph of this Section) and such notice shall have been received by the Corporation, as aforesaid, and the person in whose name any certificate or certificates for shares of Common Stock shall be registrable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Corporation shall be closed shall constitute the person in whose name the certificates are to be registered as the record holder thereof for all purposes on the next succeeding day on which stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Convertible Security shall have been surrendered.

         Any Convertible Security or portion thereof surrendered for conversion during the period from the close of business on the Regular Record Date for any Interest Payment Date shall (unless such Convertible Security or portion thereof being converted shall have been called for redemption or submitted for repayment on a date in such period) be accompanied by payment, in legal tender or other funds acceptable to the Corporation, of an amount equal to the interest otherwise payable on such Interest Payment Date on the principal amount being converted; provided, however, that no such payment need be made if there shall exist at the time of conversion a default on the payment of interest on the Convertible Securities. An amount equal to such payment shall be paid by the Corporation on such Interest Payment Date to the Holder of such Convertible Security on such Regular Record Date, provided, however, that if the Corporation shall default in the



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

payment of interest on such Interest Payment Date, such amount shall be paid to the person who made such required payment. Except as provided above in this Section, no adjustment shall be made for interest accrued on any Convertible Security converted or for dividends on any shares issued upon the conversion of such Convertible Security as provided in this Article.

SECTION 18.04. CASH PAYMENTS IN LIEU OF FRACTIONAL SHARES. No fractional shares of Common Stock or scrip representing fractional shares shall be delivered upon conversion of Convertible Securities. If more than one Convertible Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be deliverable upon conversion shall be computed on the basis of the aggregate principal amount of the Convertible Securities (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional share of stock would be deliverable upon the conversion of any Convertible Security or Convertible Securities, the Corporation shall make an adjustment therefor in cash at the current market value of such fractional share of stock. The market value of a share of Common Stock shall be the Closing Price on the Business Day immediately preceding the day on which the Convertible Securities (or specified portions thereof) are deemed to have been converted.

SECTION 18.05. CONVERSION PRICE. The Conversion Price shall be as specified in the form of Convertible Security hereinafter set forth, subject to adjustment as provided in this Article.

SECTION 18.06. ADJUSTMENT TO CONVERSION PRICE. The Conversion Price shall be adjusted from time to time as follows:

         (a) In case the Corporation shall (i) pay a dividend or make a distribution on the Common Stock in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (ii) subdivide or reclassify its outstanding Common Stock into a greater number of securities (including Common Stock), or (iii) combine or reclassify its outstanding Common Stock into a smaller number of securities (including Common Stock), the Conversion Price in effect immediately prior thereto shall be adjusted so that the Holder of any Convertible Security thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Corporation which such Holder would have owned or have been entitled to receive after the happening of any of the events described above had such Convertible Security been converted immediately prior to the happening of such event. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination. If, as a result of an adjustment made pursuant to this subsection
(a), the Holder of any Convertible Security thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock of the Corporation, the Board of Directors of the Corporation (whose determination shall be conclusive and shall be described in a written statement filed with the Trustee and any conversion agent) shall determine the allocation of the adjusted Conversion Price between or among shares of such classes of capital stock.

         In the event that at any time, as a result of an adjustment made pursuant to this subsection (a) of this Section 18.06, the Holder of any Convertible Security thereafter converted shall become entitled to receive any shares or other securities of the Corporation other than shares of Common Stock, thereafter the number of such other shares so received upon conversion of any Convertible Security shall be subject to adjustment from time to time in any manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section 18.06, and other provisions of this Article Eighteen with respect to the shares of Common Stock shall apply on like terms to any such other shares or other securities.

         (b) In case the Corporation shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock (or securities convertible into Common Stock) entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase Common Stock at a price per share (or a conversion price per share) less than the current market price per share of Common Stock (as defined in subsection (d) below) at such record date, the Conversion Price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares which the aggregate offering price of the total number of shares so offered (or the aggregate initial conversion price of the convertible securities so offered) would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are initially convertible). Such adjustment shall be made successively whenever such a record is fixed, and shall become effective immediately after such record date. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such current market price, and in determining the aggregate offering price of such shares, there shall be taken into account any consideration determined by the Board of Directors of the Corporation. Common Stock owned by or held for the account of the Corporation or any majority owned subsidiary shall not be deemed outstanding for the purpose of any adjustment required under this subsection (b).

         (c) In case the Corporation shall fix a record date for making a distribution to all holders of its Common Stock evidences of its indebtedness or assets (excluding regular quarterly or other periodic or recurrent cash dividends or distributions paid from retained earnings of the Corporation or dividends or distributions referred to in subsection

(a) above) or rights or warrants to subscribe or purchase (excluding those referred to in subsection (b) above), then in each case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be the current market price per share (as defined in subsection (d) below) of the Common Stock on such record date less the then fair market value (as determined by the Board of Directors of the Corporation whose determination shall be conclusive, and described in a certificate filed with the Trustee) of the portion of the assets or evidences of indebtedness so distributed or of such rights or warrants applicable to one share of Common Stock, and the denominator shall be the current market price per share (as defined in subsection (d) below) of the Common Stock. Such adjustment shall be made successively whenever such a record date is fixed and shall become effective immediately after such record date. Notwithstanding the foregoing, in the event that the Corporation shall distribute any rights or warrants to acquire capital stock ("Rights") pursuant to this subsection (c), the distribution of separate certificates representing such Rights subsequent to their initial distribution (whether or not such distribution shall have occurred prior to the date of the issuance of such Convertible Securities) shall be deemed to be the distribution of such Rights for purposes of this subsection
(c); provided that the Corporation may, in lieu of making any adjustment pursuant to this subsection (c) upon a distribution of separate certificates representing such Rights, make proper provision so that each Holder of such Convertible Security who converts such Convertible Security (or any portion thereof) (i) before the record date for such distribution of separate certificates shall be entitled to receive upon such conversion shares of Common Stock issued with Rights and (ii) after such record date and prior to the expiration, redemption or termination of such Rights shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion, the same number of such Rights as would a holder of the number of shares of Common Stock that such Convertible Security so converted would have entitled the holder thereof to purchase in accordance with the terms and provisions of and applicable to the Rights if such Convertible Security were converted immediately prior to the record date for such distribution. Common Stock owned by or held for the account of the Corporation or any majority owned subsidiary shall not be deemed outstanding for the purpose of any adjustment required under this subsection (c).

         (d) For the purpose of any computation under subsection (b) and (c) above, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily Closing Prices for the thirty days (which are not legal holidays as defined in Section 14.05) commencing forty-five days (which are not legal holidays as defined in Section 14.05) before the day in question. The Closing Price for any day shall be (i) if the Common Stock is listed or admitted for trading on any national securities exchange or the National Market System of the National Association of Debt Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), the last sale price (regular way), or the average of the closing bid and ask prices if no sale occurred, of Common Stock on the principal securities exchange on which the Common Stock is listed,
(ii) if
not listed as described in (i), the mean between the closing high bid and low asked quotations of Common Stock on NASDAQ, or any similar system or automated dissemination of quotations of securities prices then in common use, if so quoted, or (iii) if not quoted as described in clause (ii), the mean between the high bid and low asked quotations for Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least 5 of the 10 preceding days. If none of the conditions set forth above is met, the Closing Price of Common Stock on any day or the average of such Closing Prices for any period shall be the fair market value of Common Stock as determined by a member firm of the New York Stock Exchange, Inc. selected by the Corporation.

         (e) (i) No adjustment in the Conversion price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this subsection (e)(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; further provided, however, that any adjustments which by reason of this subsection (e)(i) are not otherwise required to be made shall be made no later than 3 years after the date on which occurs an event that requires an adjustment to be made or carried forward.

                  (ii) All calculations under this Article Eighteen shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 18.06 to the contrary notwithstanding, the Corporation shall be entitled to make such reductions in the Conversion Price, in addition to those required by this Section 18.06, as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Corporation to its shareholders shall not be taxable.

         (f) Whenever the Conversion Price is adjusted, as herein provided, the Corporation shall promptly file with the Trustee and any conversion agent other than the Trustee an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Corporation shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which such adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to the Holder of each Convertible Security at such Holder's last address appearing on the Security Register provided for in Section 2.01 of this Indenture.

         (g) In any case in which this Section 18.06 provides that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (i) delivering to the Holder of any Convertible Security converted after such record date and before the occurrence of such event the additional shares of Common Stock deliverable upon such conversion by reason of the adjustment required by such event over and above the Common Stock deliverable upon such conversion before giving effect to such adjustment and (ii) paying to such Holder any amount in cash in lieu of any fraction pursuant to Section 18.04, provided, however, that the Corporation shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's rights to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment. If such event does not occur, no adjustments shall be made pursuant to this Section 18.06.

SECTION 18.07. EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any of the following events occur, namely (i) any reclassification or change of outstanding shares of Common Stock deliverable upon conversion of the Convertible Securities (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination, but including any change in the shares of Common Stock into two or more classes or series of securities), (ii) any consolidation or merger to which the Corporation is a party (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any reclassification of, or change (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of its Common Stock) or (iii) any sale or conveyance of the properties and assets of the Corporation as, or substantially as, an entirety to any other corporation; then the Corporation or such successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall conform to the Trust Indenture Act as in force at the date of execution of such supplemental indenture and comply with the provisions of Article Nine) providing that each Convertible Security shall be convertible into the kind and amount of shares of stock and other securities or property, including cash, receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of a number of shares of Common Stock deliverable upon conversion of such Convertible Securities immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such supplemental indenture shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The Corporation shall cause notice of the execution of such supplemental indenture to be mailed to each Holder of Convertible Securities, at his address appearing on the Security Register provided for in Section 2.01 of this Indenture.

                  The above provisions of this Section shall similarly apply to successive reclassifications, consolidations, mergers and sales.

SECTION 18.08. TAXES ON SHARES ISSUED. The delivery of stock certificates on conversions of Convertible Securities shall be made without charge to the Holder converting a Convertible Security for any tax in respect of the issue thereof. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the delivery of stock registered in any name other than of the Holder of any Convertible Security converted, and the Corporation shall not be required to deliver any such stock certificate unless and until the person or persons requesting the delivery thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

SECTION 18.09. SHARES TO BE FULLY PAID; COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS; LISTING OF COMMON STOCK. The Corporation covenants that all shares of Common Stock that may be delivered upon conversion of Convertible Securities will upon delivery be fully paid and nonassessable by the Corporation and free from all taxes, liens and charges with respect to the issue thereof.

         The Corporation covenants that if any shares of Common Stock to be provided for the purpose of conversion of Convertible Securities hereunder require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly delivered upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

         The Corporation further covenants that if the Common Stock is then listed on a national securities exchange or admitted for trading on NASDAQ it will qualify all Common Stock deliverable upon conversion of the Convertible Securities for trading on said national securities exchange or NASDAQ, if permitted by and in accordance with the rules of said national securities exchange or NASDAQ.

SECTION 18.10. TRUSTEE NOT RESPONSIBLE. Neither the Trustee nor any authenticating agent nor any conversion agent shall at any time be under any duty or responsibility to any Holder of Convertible Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any authenticating agent nor any conversion agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be delivered upon the conversion of any Convertible Security; and neither the Trustee nor any authenticating agent nor any conversion agent makes any representation with respect thereto. Subject to the provisions of Section 7.01, neither the Trustee nor any authenticating agent nor any conversion agent shall be responsible for any failure of the Corporation to deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Convertible Security for the purpose of conversion or for any failure of the Corporation to comply with any of the covenants contained in this Article.

SECTION 18.11. NOTICE TO HOLDERS PRIOR TO CERTAIN ACTIONS.  In case:



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
         (a) the Corporation shall declare a dividend (or any other distribution) on the Common Stock (other than in cash out of its current or retained earnings); or

         (b) the Corporation shall authorize the granting to the holders of the Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

         (c) of any reclassification or change of the Common Stock (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value) or, of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required or for the sale or transfer of all or substantially all of the assets of the Corporation; or

         (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation; the Corporation shall cause to be filed with the Trustee and the Corporation shall cause to be mailed to each holder of Convertible Securities at his address appearing on the Security Register, provided for in
Section 2.05 of this Indenture, as promptly as possible but in any event no less than fifteen days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up or any adjustment in the Conversion Price required by this Article Eighteen.

SECTION 18.12. COVENANT TO RESERVE SHARES. The Corporation covenants that it will at all times reserve and keep available, free from pre-emptive rights, out of its authorized but unissued Common Stock, such number of shares of Common Stock as shall then be deliverable upon the conversion of all outstanding Convertible Securities.






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
         Bank One, National Association, the party of the second part, hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

         IN WITNESS WHEREOF, DELPHI CORPORATION, the party of the first part, has caused this Indenture to be signed and acknowledged by its Chairman of the Board of Directors, its President or any Vice President or its Treasurer, and the same to be attested by its Secretary or an Assistant Secretary; and Bank One, National Association, the party of the second part, has caused this Indenture to be signed, and its corporate seal to be affixed hereunto, and the same to be attested by its duly authorized officers, all as of the day and year first above written.

                                          DELPHI CORPORATION


                                          By:
                                             ----------------------------------
                                          Name:
                                               --- ----------------------------
                                          Title:
                                                -------------------------------

Attest


---------------------------------
Name:
     ----------------------------
Title:
      ---------------------------



                                          BANK ONE, NATIONAL ASSOCIATION


                                          By:
                                             ----------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------

Attest



---------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

STATE OF MICHIGAN          )
                           ) ss.
COUNTY OF OAKLAND          )



         On the _____ day of __________, 2002 before me personally came ____________________, to me known, who being by me duly sworn, did depose and say that he/she resides at ____________________, that he/she is the ____________________ of Delphi Corporation, one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said Corporation; that the seal affixed to said instrument is such Corporate seal; that it was so affixed by authority of the Board of Directors of said Corporation, and that he/she signed his/her name thereto by like authority.



{SEAL}

Notary Public

STATE OF OHIO              )
                           ) ss.
COUNTY OF _____________    )



         On the _____ day of __________, 2002 before me personally came ____________________, to me known, who being by me duly sworn, did depose and say that he/she resides at ____________________, that he/she is the ____________________ of Bank One, National Association, one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said Corporation; that the seal affixed to said instrument is such Corporate seal; that it was so affixed by authority of the Board of Directors of said Corporation, and that he/she signed his/her name thereto by like authority.



{SEAL}

Notary Public